Securities Act File No. 33-40682
                                       Investment Company Act File No. 811-06312

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     /X/

                  Post-Effective Amendment No. 28                           /X/

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             /X/

                  Amendment No. 28                                          /X/

                        (Check appropriate box or boxes)

                             THE LAZARD FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (212) 632-6000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                 30 Rockefeller Plaza, New York, New York 10112
--------------------------------------------------------------------------------
     (Address of Principal Executive: Number, Street, City, State, Zip Code)

                              Nathan A. Paul, Esq.
                              30 Rockefeller Plaza
                            New York, New York 10112
                    (Name and Address of Agent for Services)

                                    copy to:

                             Stuart H. Coleman, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

It is proposed that this filing will become effective (check appropriate box)

_____ immediately upon filing pursuant to paragraph (b)

_____ on May 1, 2003 pursuant to paragraph (b)
__X__ 60 days after filing pursuant to paragraph (a) (1)

_____ on (DATE) pursuant to paragraph (a) (1)
_____ 75 days after filing pursuant to paragraph (a) (2)
_____ on (DATE) pursuant to paragraph (a) (2) of Rule 485.
If appropriate, check the following box:
_____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                    Lazard Funds










Lazard Funds
Prospectus

MAY 1, 2003








As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

           PRIVACY NOTICE REGARDING SHAREHOLDER FINANCIAL INFORMATION

         The Lazard Funds, Inc. (the "Fund") recognizes and appreciates the importance of respecting the privacy of our shareholders. Our shareholders' trust is our most important asset, and we are committed to safeguarding against the unauthorized use of, and access to, shareholder information. This Privacy Notice explains our current policies and practices with respect to non-public personal information of our prospective, current and former shareholders.

         In order to adequately service its shareholders, the Fund regularly collects certain non-public personal information about its shareholders. We limit the collection of information to the minimum amount required to deliver useful products and superior service to our shareholders, to comply with legal requirements and to support our business needs. We may collect non-public personal information about you from the following sources:

o Information we receive from you on applications, questionnaires or other forms, including, but not limited to, your name, address, social security or other tax identification number, age, employment information, assets owned and income.

o Information about your transactions with us, our affiliates or others, such as your account balance and holdings, payment history and transaction information.

o  Information   we  may  receive   from  our  due   diligence,   such  as  your
   creditworthiness and your credit history.

o  Information obtained from our communications and correspondence with you.

         The Fund does not disclose any non-public personal information about its shareholders or former shareholders to any third party, except as required by law. The Fund may, however, disclose such non-public personal information to its affiliates in order to provide products or services to you or to support our business needs. In order to maintain the confidentiality of such information, we restrict access to non-public information about our shareholders to those employees who need to know that information. We maintain physical, electronic and procedural safeguards to guard the non-public personal information of our shareholders and former shareholders.

         Please note that the Fund will treat your information as confidential, as described above. It is not necessary for you to respond to this notice or to separately request confidentiality.

TABLE OF CONTENTS
================================================================================

                                PAGE
                                ------------------------------------------------
                                 1  OVERVIEW
                                ------------------------------------------------

CAREFULLY REVIEW THIS IMPORTANT SECTION FOR INFORMATION ON THE PORTFOLIOS' INVESTMENT OBJECTIVES, STRATEGIES, RISKS, PAST PERFORMANCE AND FEES.

                                ------------------------------------------------
                                 3  INVESTMENT OBJECTIVE, STRATEGIES,
                                    RISK/RETURN AND EXPENSES
                                ------------------------------------------------

                                 3  Lazard Equity Portfolio

                                 5  Lazard Mid Cap Portfolio

                                 8  Lazard Small Cap Portfolio

                                11  Lazard International Equity Portfolio

                                14  Lazard International Equity Select Portfolio

                                17  Lazard International Small Cap Portfolio

                                20  Lazard Emerging Markets Portfolio

                                23  Lazard Bond Portfolio

                                26  Lazard High Yield Portfolio

                                29  Lazard Global High Yield Portfolio

                                33  Lazard Mortgage Portfolio

REVIEW THIS SECTION FOR DETAILS ON THE PEOPLE AND ORGANIZATIONS WHO OVERSEE THE PORTFOLIOS.
                                ------------------------------------------------
                                36   FUND MANAGEMENT
                                ------------------------------------------------
                                36  Investment Manager

                                36  Principal Portfolio Managers

                                37  Administrator

                                37  Distributor

                                37  Custodian

REVIEW THIS SECTION FOR DETAILS ON HOW SHARES ARE VALUED, HOW TO PURCHASE, SELL AND EXCHANGE SHARES, RELATED CHARGES AND PAYMENTS OF DIVIDENDS AND DISTRIBUTIONS.
                                ------------------------------------------------
                                37   SHAREHOLDER INFORMATION
                                ------------------------------------------------
                                37  General

                                38  How to Buy Shares

                                39  Distribution and Service (12b-1) Fees

                                39  How to Sell Shares

                                40  Investor Services

                                40  General Policies

                                40  Account Policies, Dividends and Taxes

                                PAGE


REVIEW THIS SECTION FOR RECENT FINANCIAL INFORMATION.
                                ------------------------------------------------
                                41  FINANCIAL HIGHLIGHTS
                                ------------------------------------------------

                                ------------------------------------------------
                                53  PERFORMANCE INFORMATION FOR RELATED
                                    ACCOUNTS
                                ------------------------------------------------

WHERE TO LEARN MORE ABOUT THE PORTFOLIOS.
                                ------------------------------------------------
                                    BACK COVER
                                ------------------------------------------------


  ----------------------------------------------------------------------------

   LAZARD ASSET MANAGEMENT LLC SERVES AS EACH PORTFOLIO'S INVESTMENT MANAGER.

  ----------------------------------------------------------------------------

                                    OVERVIEW
================================================================================

The Portfolios             The Lazard Funds, Inc. (the "Fund") consists of
                           eleven separate Portfolios which are being offered through this Prospectus. Each Portfolio has its own investment objective, strategies, and risk/return and expense profile. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

                           You should be aware that the Portfolios:

                           o   are not bank deposits
                           o are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation
                           o   are not guaranteed to achieve their stated goals

                           Each Portfolio offers Institutional Shares and Open Shares (except Mortgage Portfolio, which currently offers only Institutional Shares). Institutional Shares and Open Shares have different investment minimums and different expense ratios. INFORMATION ON EACH PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMI-ANNUAL REPORT (SEE BACK COVER).

                           -----------------------------------------------------
Who May Want to Invest?     EQUITY PORTFOLIOS
                           -----------------------------------------------------

                           Lazard Equity Portfolio
                           Lazard Mid Cap Portfolio
                           Lazard Small Cap Portfolio
                           Lazard International Equity Portfolio

                           Lazard International Equity Select Portfolio

                           Lazard International Small Cap Portfolio
                           Lazard Emerging Markets Portfolio

                           These Portfolios invest primarily in equity securities, including common stocks, preferred stocks and convertible securities. The Portfolios' investment manager, Lazard Asset Management LLC (the "Investment Manager"), seeks to identify undervalued securities and focuses on individual stock selection rather than on general stock market trends.

                           In general, the Investment Manager believes that the securities in which the Portfolios invest have one or more of the following characteristics:

                           o are undervalued relative to their earnings, cash flow or asset values

                           o have an attractive price/value relationship and a catalyst that has the potential to enhance value, such as a change in management or a new product offering

                           o are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power

                           o   have low projected price-to-earnings or
                               price-to-cash flow multiples

                           The Investment Manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or otherwise falls short of the Investment Manager's expectations.

                           Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued.

                           Under adverse market conditions, a Portfolio could invest some or all of its assets in money market securities. The Portfolio might do this to seek to avoid or mitigate losses, but it may result in the Portfolio not achieving its investment objective.

                           Consider investing in these Portfolios if you are:

                           /   pursuing a long-term goal such as retirement

                           / looking to add an equity component to your portfolio

                           / willing to accept the higher risks of investing in the stock market in exchange for potentially higher long-term returns

                           These Portfolios may not be appropriate if you are:

                           / pursuing a short-term goal or investing emergency reserves

                           / uncomfortable with an investment that will fluctuate in value

                           -----------------------------------------------------
                            FIXED-INCOME PORTFOLIOS
                           -----------------------------------------------------

                           Lazard Bond Portfolio
                           Lazard High Yield Portfolio
                           Lazard Global High Yield Portfolio
                           Lazard Mortgage Portfolio

                           These Portfolios invest in a variety of fixed-income securities. The Portfolios are constructed using a bottom-up discipline in which the Investment Manager follows a systematic process to seek out undervalued opportunities within each sector. Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration, coupon, currency and country risks.

                           The Investment Manager assigns a relative yield spread target to each security purchased, which reflects the trading level at which the Investment Manager believes the security is fully valued. Targets are reviewed periodically, and performance is evaluated on an ongoing basis. The Investment Manager typically sells a security for any of the following reasons:

                           o the yield spread declines to a level at which the Investment Manager believes the security no longer reflects relative value

                           o the original underlying investment conditions are no longer valid, including a change in the fundamental rationale for the purchase

                           o in the opinion of the Investment Manager, the security's respective asset category or sector has become overvalued relative to investment risks

                           Under adverse market conditions, a Portfolio could invest some or all of its assets in money market securities. The Portfolio might do this to seek avoid or mitigate losses, but it may result in the Portfolio not achieving its investment objective. Consider investing in these Portfolios if you are:

                           / looking to add a monthly income component to your investments

                           / seeking potentially higher returns than those offered by money market funds

                           / willing to accept the risks of price and dividend rate fluctuations

                           These Portfolios may not be appropriate if you are:

                           /   investing emergency reserves

                           / uncomfortable with an investment that will fluctuate in value

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================


LAZARD EQUITY PORTFOLIO

TICKER SYMBOL
LZEQX (Institutional)
LZEOX (Open)

INVESTMENT OBJECTIVE       The Portfolio seeks long-term capital appreciation.


PRINCIPAL INVESTMENT       The Portfolio invests primarily in equity securities,
 STRATEGIES                principally common stocks, of relatively large U.S.
                           companies with market capitalizations in the range of companies included in the S&P 500(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

                           Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The Portfolio also may invest up to 15% of its total assets in non-U.S. equity securities that trade in U.S. markets.

                           The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

PRINCIPAL INVESTMENT RISKS While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                           Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

                           The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Equity Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the S&P 500 Index, an unmanaged, market capitalization-weighted index of 500 common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

            [Data below represents a bar chart in the printed piece]

1993   1994    1995     1996     1997     1998    1999     2000    2001   2002
----   ----    ----     ----     ----     ----    ----     ----    ----   ----
18.62  4.23    37.69   19.91     25.13    17.31   4.23    -2.64   -5.90  16.84

--------------------------------------------------------------------------------
   Best quarter:            12/31/98          21.97%

   Worst quarter:            9/30/01         (15.14)%

--------------------------------------------------------------------------------

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


                                        AVERAGE ANNUAL TOTAL RETURNS
                                  (for the periods ended December 31, 2002)

                         INCEPTION     PAST        PAST        PAST         SINCE
EQUITY PORTFOLIO           DATE        YEAR       5 YEARS    10 YEARS     INCEPTION
---------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:      6/1/87
---------------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                 (16.84)%     (1.41)%     9.05%        9.30%
---------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                   (17.21)%     (3.58)%     6.19%        6.89%
---------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS
   AND SALE OF
   PORTFOLIO SHARES                   (10.34)%     (1.17)%     6.83%        7.17%
---------------------------------------------------------------------------------------
OPEN SHARES:               2/5/97     (17.08)%     (1.70)%      N/A         1.49%
---------------------------------------------------------------------------------------
S&P 500 INDEX                         (22.10)%     (0.59)%     9.34%       10.01%
                                                                       (Institutional)
                                                                            4.02%
                                                                           (Open)
---------------------------------------------------------------------------------------


FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.


                                      INSTITUTIONAL               OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                            .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                       None                    .25%
--------------------------------------------------------------------------------

Other Expenses                             .22%                    .28%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                         .97%                   1.28%
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment
o  5% annual return each year
o  redemption at the end of each period
o  no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                                       1          3          5           10
LAZARD EQUITY PORTFOLIO              YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $ 99       $309        $536       $1,190
--------------------------------------------------------------------------------
OPEN SHARES                          $130       $406        $702       $1,545
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================


LAZARD MID CAP PORTFOLIO

TICKER SYMBOL
LZMIX (Institutional)
LZMOX (Open)

INVESTMENT OBJECTIVE       The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT       The Portfolio invests primarily in equity securities,
 STRATEGIES                principally common stocks, of medium-size U.S.
                           companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers
                           "midcap companies" to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell Midcap(R)Index. Because midcap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions.

                           Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of medium-size (midcap) companies. The Portfolio may invest up to 20% of its assets in the equity securities of larger capitalization companies. The Portfolio may also invest up to 15% of its total assets in non-U.S. equity securities.

                           The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT       While stocks have historically been a leading choice
 RISKS                     of long-term investors, they do fluctuate in price,
                           often based on factors unrelated to the issuer's value. Midcap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies.
                           The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                           Some of the Portfolio's investments will rise and fall based only on investor perception. And, while investments in value stocks may limit downside risk over time, the Portfolio may, as a trade-off, produce smaller gains than riskier stock funds.

                           Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

                           While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                           The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Mid Cap Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the Russell Midcap Index, an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000(R) Index (which consists of the 1,000 largest U.S. companies by capitalization). Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.



            [Data below represents a bar chart in the printed piece]

             1998        1999         2000        2001       2002
             ----        ----         ----        ----       ----
             3.65        4.38         22.44      12.85      -14.47

                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

--------------------------------------------------------------------------------
   Best quarter:            12/31/01          18.93%
   Worst quarter:            9/30/98         (16.68)%
--------------------------------------------------------------------------------


After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2002)

                              INCEPTION         PAST       PAST         SINCE
MID CAP PORTFOLIO                DATE           YEAR      5 YEARS     INCEPTION
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES:           11/4/97
--------------------------------------------------------------------------------

 RETURNS BEFORE TAXES                          (14.47)%     5.04%        5.43%
--------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                            (15.06)%     2.14%        2.60%
--------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS AND
   SALE OF PORTFOLIO SHARES                     (8.85)%     2.76%        3.11%
--------------------------------------------------------------------------------
OPEN SHARES:                    11/4/97        (14.75)%     4.70%        5.09%
--------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX                           (16.18)%     2.19%        2.73%
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.


                                      INSTITUTIONAL               OPEN
                                          SHARES                 SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                            .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                       None                    .25%
--------------------------------------------------------------------------------

Other Expenses                             .65%                    .83%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        1.40%                   1.83%
--------------------------------------------------------------------------------
Fee Waiver and Expense
Reimbursement*                             .35%                    .48%
--------------------------------------------------------------------------------
Net Expenses*                             1.05%                   1.35%
--------------------------------------------------------------------------------

 * Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2003, to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.


EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment
o  5% annual return each year
o  redemption at the end of each period

o no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD MID CAP                         1          3           5          10

PORTFOLIO                            YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $107       $409        $732       $1,649
--------------------------------------------------------------------------------
OPEN SHARES                          $137       $529        $946       $2,109
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================


LAZARD SMALL CAP PORTFOLIO

TICKER SYMBOL

LZSCX (Institutional)
LZCOX (Open)

INVESTMENT OBJECTIVE       The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT       The Portfolio invests primarily in equity securities,
 STRATEGIES                principally common stocks, of relatively small U.S.
                           companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers "small cap companies" to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000(R) Index (up to $2.2 billion as of February 28, 2003). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions.

                           Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have, in the Investment Manager's opinion, one or more of the following characteristics:

                           o the potential to become a larger factor in the company's business sector

                           o  significant debt but high levels of free cash flow

                           o a relatively short corporate history with the expectation that the business may grow

                           The Portfolio may invest up to 20% of its assets in equity securities of larger U.S. companies.

                           The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

PRINCIPAL INVESTMENT       While stocks have historically been a leading choice
 RISKS                     of long-term investors, they do fluctuate in price,
                           often based on factors unrelated to the issuer's value. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies.
                           The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                           The shares of smaller companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio's investments will rise and fall based only on investor perception.

                           The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Small Cap Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the Russell 2000 Index, an unmanaged index comprised of the 2,000 smallest U.S. companies included in the Russell 3000(R) Index (which consists of the 3,000 largest U.S. companies by capitalization). Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and taxes) does not indicate how the Portfolio will perform in the future.



            [Data below represents a bar chart in the printed piece]

1993   1994    1995     1996     1997     1998    1999     2000    2001    2002
----   ----    ----     ----     ----     ----    ----     ----    ----    ----
30.9   2.03    21.52   23.93     28.06   -12.62   1.77    15.89    18.06  -17.97

                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

--------------------------------------------------------------------------------
   Best quarter:             6/30/99          20.40%
   Worst quarter:            9/30/98         (23.53)%
--------------------------------------------------------------------------------


After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2002)

                          INCEPTION       PAST        PAST        PAST         SINCE
SMALL CAP PORTFOLIO         DATE          YEAR       5 YEARS    10 YEARS     INCEPTION
------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:     10/30/91
------------------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                    (17.97)%     (0.04)%     9.84%       11.38%
------------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                      (18.71)%     (1.80)%     7.11%        8.89%
------------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS
   AND SALE OF
   PORTFOLIO SHARES                      (10.67)%     (0.38)%     7.22%        8.76%
------------------------------------------------------------------------------------------
OPEN SHARES:               1/30/97       (17.82)%     (0.23)%      N/A         3.72%
------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX                       (20.48)%     (1.36)%     7.16%        8.37%
                                                                           (Institutional)
                                                                               1.94%
                                                                              (Open)
------------------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.


                                      INSTITUTIONAL               OPEN
                                         SHARES                   SHARES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING
OR EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                            .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                       None                    .25%
--------------------------------------------------------------------------------

Other Expenses                             .10%                    .15%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                         .85%                   1.15%
--------------------------------------------------------------------------------



EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment
o  5% annual return each year
o  redemption at the end of each period
o  no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD SMALL CAP                       1          3           5          10
PORTFOLIO                            YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $ 87       $271        $471       $1,049
--------------------------------------------------------------------------------
OPEN SHARES                          $117       $365        $633       $1,398
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================


LAZARD INTERNATIONAL EQUITY PORTFOLIO

TICKER SYMBOL
LZIEX (Institutional)
LZIOX (Open)

INVESTMENT OBJECTIVE       The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT       The Portfolio invests primarily in equity securities,
 STRATEGIES                principally common stocks, of relatively large
                           non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley
                           Capital International (MSCI(R)) Europe, Australasia and Far East (EAFE(R)) Index that the Investment
                           Manager believes are undervalued based on their earnings, cash flow or asset values.

                           In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on the Investment Manager's judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

                           The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT       While stocks have historically been a leading choice
 RISKS                     of long-term investors, they do fluctuate in price,
                           often based on factors unrelated to the issuer's value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                           While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                           The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

            [Data below represents a bar chart in the printed piece]

1993    1994    1995     1996    1997    1998    1999     2000    2001    2002
----    ----    ----     ----    ----    ----    ----     ----    ----    ----
31.05   0.24    13.14   15.64    11.84   16.04   24.07   -10.55  -24.85  -10.44


--------------------------------------------------------------------------------
   Best quarter:            12/31/98          17.96%

   Worst quarter:            9/30/02         (17.29)%
--------------------------------------------------------------------------------




After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


                                     AVERAGE ANNUAL TOTAL RETURNS
                               (for the periods ended December 31, 2002)

INTERNATIONAL             INCEPTION        PAST        PAST        PAST           SINCE
EQUITY PORTFOLIO            DATE           YEAR       5 YEARS    10 YEARS       INCEPTION
--------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:     10/29/91
--------------------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                     (10.44)%    (2.82)%     5.24%          4.33%
--------------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                       (10.51)%    (4.20)%     3.68%          2.91%
--------------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS
   AND SALE OF
   PORTFOLIO SHARES                        (6.30)%    (2.09)%     4.15%          3.39%
---------------------------------------------------------------------------------------------
OPEN SHARES:               1/23/97        (10.57)%    (3.08)%      N/A          (0.42)%
---------------------------------------------------------------------------------------------
MSCI EAFE INDEX                           (15.94)%    (2.89)%     4.00%          2.40%
                                                                           (Institutional)
                                                                                (1.59)%
                                                                                (Open)
---------------------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.




                                      INSTITUTIONAL                OPEN
                                         SHARES                    SHARES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                1.00%                    1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                            .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                      None                      .25%
--------------------------------------------------------------------------------

Other Expenses                             .15%                     .21%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                         .90%                    1.21%
--------------------------------------------------------------------------------



EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment
o  5% annual return each year
o  redemption at the end of each period
o  no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD INTERNATIONAL                  1          3           5           10
EQUITY PORTFOLIO                     YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $ 92       $287        $498       $1,108
--------------------------------------------------------------------------------
OPEN SHARES                          $123       $384        $665       $1,466
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================


LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO


TICKER SYMBOL
LZSIX (Institutional)
LZESX (Open)


INVESTMENT OBJECTIVE       The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT       The Portfolio invests primarily in equity securities,
 STRATEGIES                principally American and Global Depositary Receipts
                           (ADRs and GDRs, respectively) and common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (MSCI)
                           Europe, Australasia and Far East (EAFE) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

                           The Investment Manager currently intends to hold securities of between 30 and 45 different issuers on a long-term basis. This strategy could result in lower brokerage costs to the Portfolio and lower taxable distributions. Although the Investment Manager does not anticipate frequent trading in the Portfolio's securities, the Investment Manager will sell portfolio positions when it considers such action appropriate.

                           In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on the Investment Manager's judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

                           The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT       While stocks have historically been a leading choice
 RISKS                     of long-term investors, they do fluctuate in price,
                           often based on factors unrelated to the issuer's value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                           While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                           The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Select Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows the performance of the Portfolio for its first full calendar year of operation. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------

                            TOTAL RETURN AS OF 12/31

                            FOR INSTITUTIONAL SHARES


            [Data below represents a bar chart in the printed piece]

                                      2002
                                      ----
                                     -14.12

--------------------------------------------------------------------------------
   Best quarter:            12/31/02           7.63%
   Worst quarter:            9/30/02         (20.82)%
--------------------------------------------------------------------------------




After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.





                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2002)

INTERNATIONAL                       INCEPTION        PAST             SINCE
EQUITY SELECT PORTFOLIO               DATE           YEAR           INCEPTION
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES:                5/31/01
--------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                               (14.12)%         (14.03)%
--------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                                 (14.44)%         (14.25)%
--------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS AND
   SALE PORTFOLIO SHARES                             (8.49)%         (11.17)%
--------------------------------------------------------------------------------
OPEN SHARES:                         5/31/01        (14.37)%         (14.18)%
--------------------------------------------------------------------------------
MSCI EAFE INDEX                                     (15.94)%         (17.17)%
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.



                                      INSTITUTIONAL               OPEN
                                          SHARES                  SHARES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING
OR EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                 1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                            .85%                    .85%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                       None                    .25%
--------------------------------------------------------------------------------

Other Expenses                             .78%                   1.69%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        1.63%                   2.79%
--------------------------------------------------------------------------------
Fee Waiver and Expense
Reimbursement*                             .48%                   1.34%
--------------------------------------------------------------------------------
Net Expenses*                             1.15%                   1.45%
--------------------------------------------------------------------------------

* Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2003, to the extent Total Annual Portfolio Operating Expenses exceed 1.15% and 1.45% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.


EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment
o  5% annual return each year
o  redemption at the end of each period

o no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

LAZARD INTERNATIONAL                  1           3          5           10

EQUITY SELECT PORTFOLIO              YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $117       $467        $ 841      $1,892
--------------------------------------------------------------------------------
OPEN SHARES                          $148       $738       $1,355      $3,021
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================



LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

TICKER SYMBOL
LZISX (Institutional)

LZSMX (Open)


INVESTMENT OBJECTIVE       The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT       The Portfolio invests primarily in equity securities,
 STRATEGIES                principally common stocks, of relatively small
                           non-U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers "small non-U.S. companies" to be those non-U.S. companies with market capitalizations, at the time of initial purchase by the Portfolio, below
                           $5 billion or in the range of the smallest 10% of companies included in the Morgan Stanley Capital
                           International (MSCI) Europe, Australasia and Far East
                           (EAFE) Index (based on market capitalization of the Index as a whole).

                           In choosing stocks for the Portfolio, the Investment Manager looks for smaller, well-managed non-U.S. companies that have the potential to grow. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time based on the Investment Manager's judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have one or more of the following characteristics:

                           o the potential to become a larger factor in the company's business sector

                           o  significant debt but high levels of free cash flow

                           o a relatively short corporate history with the expectation that the business may grow

                           The Investment Manager currently intends to focus the Portfolio's investments in economically developed countries such as the United Kingdom and Canada and countries in Continental Europe and the Pacific Basin.

                           The Portfolio may invest up to 20% of its assets in equity securities of larger companies.

                           The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT       While stocks have historically been a leading choice
  RISKS                    of long-term investors, they do fluctuate in price,
                           often based on factors unrelated to the issuer's value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. Small companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies.
                           The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                           The shares of smaller companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio's investments will rise and fall based only on investor perception.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Small Cap Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Small Cap Index, an unmanaged index that is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

            [Data below represents a bar chart in the printed piece]

    1994    1995     1996    1997    1998    1999     2000    2001    2002
    ----    ----     ----    ----    ----    ----     ----    ----    ----
   -4.5     1.90    15.65    0.27    7.55   26.07    -4.44   -6.77   -3.08

--------------------------------------------------------------------------------
   Best quarter:             3/31/98          20.62%
   Worst quarter:            9/30/98         (19.58)%
--------------------------------------------------------------------------------



After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.








                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2002)

INTERNATIONAL SMALL                  INCEPTION      PAST        PAST         SINCE
CAP PORTFOLIO                          DATE         YEAR       5 YEARS     INCEPTION
---------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:                 12/1/93
---------------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                              (3.08)%      3.20%        4.05%
---------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                                (3.51)%      2.12%        3.28%
---------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS AND
   SALE OF PORTFOLIO SHARES                        (1.81)%      2.35%        3.12%
   OPEN SHARES:                       2/13/97      (3.55)%      2.74%        1.75%
---------------------------------------------------------------------------------------
MSCI EAFE                                          (9.58)%    (2.68)%      (3.02)%
SMALL CAP INDEX                                                         (Institutional)
                                                                            (6.46)%
                                                                            (Open)
---------------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.



                                      INSTITUTIONAL               OPEN
                                         SHARES                   SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                 1.00%                  1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                             .75%                   .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                       None                    .25%
--------------------------------------------------------------------------------

Other Expenses                              .21%                   .86%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                          .96%                  1.86%
Fee Waiver and
Expense Reimbursement*                      N/A                    .43%
--------------------------------------------------------------------------------
Net Expenses*                               .96%                  1.43%
--------------------------------------------------------------------------------

* Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2003, to the extent Total Annual Portfolio Operating Expenses exceed 1.43% of the average daily net assets of the Portfolio's Open Shares.




EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment
o  5% annual return each year
o  redemption at the end of each period

o no changes in operating expenses, except for the first year of the periods reflected in the table for Open Shares, which is based on the net expenses pursuant to the contractual agreement


Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD INTERNATIONAL                  1          3           5           10
SMALL CAP PORTFOLIO                  YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $ 98       $306        $531       $1,178
--------------------------------------------------------------------------------
OPEN SHARES                          $146       $543        $966       $2,145
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================


LAZARD EMERGING MARKETS PORTFOLIO

TICKER SYMBOL
LZEMX (Institutional)
LZOEX (Open)

INVESTMENT OBJECTIVE       The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT       The Portfolio invests primarily in equity securities,
 STRATEGIES                principally common stocks, of non-U.S. companies
                           whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

                           Emerging market countries include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Free(R) (EMF) Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey and Venezuela.

                           Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. The allocation of the Portfolio's assets among emerging market countries may shift from time to time based on the Investment Manager's judgment and its analysis of market conditions. However, the Portfolio is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

                           The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT       While stocks have historically been a leading choice
 RISKS                     of long-term investors, they do fluctuate in price,
                           often based on factors unrelated to the issuer's value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                           While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                           The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EMF Index, an unmanaged index of emerging market securities in countries open to non-local investors. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.


                          PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

            [Data below represents a bar chart in the printed piece]

        1995     1996    1997    1998    1999     2000    2001    2002
        ----     ----    ----    ----    ----     ----    ----    ----
       -5.88     23.63  -9.84   -23.49   55.81   -29.53  -3.16   -0.37

--------------------------------------------------------------------------------
   Best quarter:            12/31/99          32.78%
   Worst quarter:            9/30/98         (23.59)%
--------------------------------------------------------------------------------



After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2002)

EMERGING                      INCEPTION     PAST         PAST        SINCE
MARKETS PORTFOLIO               DATE        YEAR       5 YEARS     INCEPTION
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES:         7/15/94
--------------------------------------------------------------------------------

 RETURNS BEFORE TAXES                      (0.37)%     (4.12)%      (2.06)%
--------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                        (0.68)%     (4.36)%      (2.65)%
--------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS AND
   SALE OF PORTFOLIO SHARES                (0.10)%     (3.29)%      (1.78)%
--------------------------------------------------------------------------------
OPEN SHARES:                    1/8/97     (0.65)%     (4.34)%      (5.67)%
--------------------------------------------------------------------------------
MSCI EMF INDEX                             (6.00)%     (4.57)%      (4.07)%
                                                                 (Institutional)
                                                                    (5.99)%
                                                                    (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.


                                      INSTITUTIONAL               OPEN
                                         SHARES                   SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                   1.00%                 1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                              1.00%                 1.00%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                          None                  .25%
--------------------------------------------------------------------------------

Other Expenses                                .31%                  .59%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                           1.31%                 1.84%
--------------------------------------------------------------------------------
Fee Waiver and
Expense Reimbursement*                         N/A                  .24%
--------------------------------------------------------------------------------
Net Expenses*                                1.31%                 1.60%
--------------------------------------------------------------------------------

  * Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2003, to the extent Total Annual Portfolio Operating Expenses exceed 1.60% of the average daily net assets of the Portfolio's Open Shares.


EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment
o  5% annual return each year
o  redemption at the end of each period

o no changes in operating expenses, except for the first year of the periods reflected in the table for Open Shares, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD EMERGING                       1          3           5           10
MARKETS PORTFOLIO                    YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $133       $415        $718       $1,579
--------------------------------------------------------------------------------
OPEN SHARES                          $163       $555        $973       $2,139

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD BOND PORTFOLIO

TICKER SYMBOL
LZBDX (Institutional)
LZBOX (Open)

INVESTMENT OBJECTIVE       The Portfolio seeks to build and preserve capital.

PRINCIPAL INVESTMENT       The Portfolio invests in a range of bonds and other
 STRATEGIES                fixed-income securities, including mortgage-related
                           securities, asset-backed securities, municipal securities, corporate fixed-income securities and
                           U.S. Government securities.

                           The Portfolio invests the major portion of its assets in investment grade fixed-income securities. It may invest up to 10% of its total assets in fixed-income securities rated below investment grade ("junk bonds") (lower than Baa by Moody's Investor Service, Inc. ("Moody's") or lower than BBB by Standard
                           & Poor's Ratings Group ("S&P")).

                           Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds and other fixed-income securities with maturities of greater than one year. The Portfolio's effective duration generally ranges between two and seven years. Duration is an indication of how sensitive a portfolio may be to changes in interest rates. For example, the market price of a fixed-income security with a duration of three years should decline 3% if interest rates rise 1% and increase 3% if interest rates fall 1%.

                           The Portfolio may engage, to a limited extent, in various investment techniques, such as derivatives transactions (such as interest rate futures and options contracts) and lending portfolio securities.

PRINCIPAL INVESTMENT       While bonds are designed to produce a stable stream
 RISKS                     of income, their prices move inversely with changes
                           in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                           The Portfolio also is subject to credit risk, which is the risk that an issuer of bonds held by the Portfolio fails to make timely interest or principal payments, potentially reducing the Portfolio's income or share price. The Portfolio's investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Junk bonds tend to be more volatile, less liquid and are considered speculative.

                           Mortgage-related and asset-backed securities are subject to both credit and pre-payment risk, and may have a different interest rate sensitivity and be more volatile and less liquid than more traditional debt securities.

                           The Portfolio may engage in derivatives transactions, such as futures and options contracts, to seek to hedge certain market risks or seek to increase potential income gain. However, these transactions may reduce returns or increase volatility. In addition, certain derivatives can be illiquid, and a small investment in derivatives could have a potentially large impact on the Portfolio's performance.

                           The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

                           At times, the Portfolio may engage in short-term trading, which could produce higher brokerage costs and taxable distributions.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Bond Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the Lehman Intermediate Government/ Credit Bond(R) Index, an unmanaged index comprised of U.S.

Government and corporate bonds in the intermediate maturity range calculated by Lehman Brothers. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.


                          PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

            [Data below represents a bar chart in the printed piece]

1993    1994    1995     1996    1997    1998    1999     2000    2001    2002
----    ----    ----     ----    ----    ----    ----     ----    ----    ----
8.59   -4.20   16.20     4.36    8.56    5.77   -0.46     7.53    7.68    7.44


--------------------------------------------------------------------------------
   Best quarter:             6/30/95           6.15%
   Worst quarter:            3/31/94          (2.40)%
--------------------------------------------------------------------------------





After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.





                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2002)

                          INCEPTION    PAST        PAST        PAST         SINCE
BOND PORTFOLIO              DATE       YEAR       5 YEARS    10 YEARS     INCEPTION
---------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:     11/12/91
---------------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                  7.44%       5.55%       6.01%        6.26%
---------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                    5.68%       3.18%       3.47%        3.76%
---------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS
   AND SALE OF
   PORTFOLIO SHARES                    4.52%       3.23%       3.51%        3.77%
---------------------------------------------------------------------------------------
OPEN SHARES:               3/5/97      7.15%       5.26%         N/A        5.76%
---------------------------------------------------------------------------------------
LEHMAN INTERMEDIATE
GOV'T/CREDIT BOND INDEX                9.84%       7.48%       7.07%        7.33%
                                                                        (Institutional)
                                                                            7.69%
                                                                            (Open)
---------------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.



                                      INSTITUTIONAL               OPEN
                                         SHARES                   SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                 1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                             .50%                    .50%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                        None                    .25%
--------------------------------------------------------------------------------

Other Expenses                              .48%                    .69%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                          .98%                   1.44%
--------------------------------------------------------------------------------
Fee Waiver and
Expense Reimbursement*                       N/A                    .34%
--------------------------------------------------------------------------------
Net Expenses*                               .98%                   1.10%
--------------------------------------------------------------------------------

  * Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2003, to the extent Total Annual Portfolio Operating Expenses exceed 1.10% of the average daily net assets of the Portfolio's Open Shares.


EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment
o  5% annual return each year
o  redemption at the end of each period

o no changes in operating expenses, except for the first year of the periods reflected in the table for Open Shares, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.
                                      1          3            5          10
LAZARD BOND PORTFOLIO                YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $100       $312        $542       $1,201
--------------------------------------------------------------------------------
OPEN SHARES                          $112       $422        $755       $1,695
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================


LAZARD HIGH YIELD PORTFOLIO

TICKER SYMBOL:
LZHYX (Institutional)
LZHOX (Open)

INVESTMENT OBJECTIVE       The Portfolio seeks maximum total return from a
                           combination of capital appreciation and current income.

PRINCIPAL INVESTMENT       The Portfolio invests primarily in high-yielding U.S.
 STRATEGIES                corporate fixed-income securities which, at the time
                           of purchase, are rated below investment grade (lower than Baa by Moody's or lower than BBB by S&P) ("junk bonds"). While the Portfolio's emphasis is currently on high-yielding corporate bonds, it may also invest in mortgage-related securities, asset-backed securities, zero coupon securities, municipal securities, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The
                           Portfolio may invest, to a limited extent, in companies in, or governments of, emerging market countries.

                           Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds and other fixed-income securities rated, at the time of purchase, below investment grade by S&P or Moody's and as low as the lowest rating assigned by S&P or Moody's, or the unrated equivalent as determined by the Investment Manager. Although the Portfolio may invest in fixed-income securities without regard to their maturity, the Portfolio's average weighted maturity is expected to range between two and ten years.

                           The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT       While bonds are designed to produce a stable stream
 RISKS                     of income, their prices move inversely with changes
                           in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Portfolio's investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Junk bonds tend to be more volatile, less liquid and are considered speculative. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                           Other risk factors could have an effect on the Portfolio's performance, including:

                           o if an issuer fails to make timely interest or principal payments

                           o if there is a decline in the credit quality of a bond, or a perception of a decline, the bond's value could fall, potentially lowering the Portfolio's share price

                           o if the Portfolio's mortgage-related securities are paid off substantially earlier or later than expected, the Portfolio's share price or yield could be hurt

                           o the price and yield of non-U.S. debt securities could be affected by factors ranging from political and economic instability to changes in currency exchange rates

                           o during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

                           Mortgage-related and asset-backed securities are subject to both credit and pre-payment risk, and may have a different interest rate sensitivity and be more volatile and less liquid than more traditional debt securities.

                           Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. To the extent the Portfolio invests in companies in emerging market countries it is exposed to additional volatility. The Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

At times, the Portfolio may engage in short-term trading, which could produce higher brokerage costs and taxable distributions.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard High Yield Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the Merrill Lynch High Yield Master II(R) Index, an unmanaged index which provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------

                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

            [Data below represents a bar chart in the printed piece]

                      1999       2000      2001      2002
                      ----       ----      ----      ----
                     2.94       -15.19     2.03     -11.14

--------------------------------------------------------------------------------
   Best quarter:            12/31/01           5.82%
   Worst quarter:           12/31/00         (10.05)%
--------------------------------------------------------------------------------


After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2002)

                                 INCEPTION      PAST           SINCE
HIGH YIELD PORTFOLIO                DATE        YEAR         INCEPTION
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES:              1/2/98
--------------------------------------------------------------------------------

 RETURNS BEFORE TAXES                          (11.14)%        (4.02)%
--------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                            (14.94)%        (8.04)%
--------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS AND
   SALE OF PORTFOLIO SHARES                     (6.73)%        (4.73)%
--------------------------------------------------------------------------------
   OPEN SHARES:                    2/24/98     (11.27)%        (5.37)%
--------------------------------------------------------------------------------
MERRILL LYNCH HIGH YIELD                        (1.83)%         0.53%
MASTER II INDEX                                             (Institutional)
                                                                0.12%
                                                               (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

                                     INSTITUTIONAL                OPEN
                                        SHARES                   SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                    1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                           .75%                     .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                      None                     .25%
--------------------------------------------------------------------------------

Other Expenses                            .33%                    1.48%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                       1.08%                    2.48%
Fee Waiver and
Expense Reimbursement*                    .33%                    1.43%
Net Expenses*                            0.75%                    1.05%

  * Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2003, to the extent Total Annual Portfolio Operating Expenses exceed .75% and 1.05% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.



EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment
o  5% annual return each year
o  redemption at the end of each period

o no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                       1          3            5          10

LAZARD HIGH YIELD PORTFOLIO          YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $ 77       $311        $ 563      $1,287
--------------------------------------------------------------------------------
OPEN SHARES                          $107       $636       $1,191      $2,708
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================


LAZARD GLOBAL HIGH YIELD PORTFOLIO

TICKER SYMBOL
LZSYX (Institutional)
LZSOX (Open)

INVESTMENT OBJECTIVE       The Portfolio seeks total return from a combination
                           of capital appreciation and current income.

PRINCIPAL INVESTMENT       The Portfolio invests primarily in high-yielding U.S.
  STRATEGIES               and non-U.S. corporate fixed-income securities which,
                           at the time of purchase, are rated below investment grade (lower than Baa by Moody's or lower than BBB by S&P) ("junk bonds"). While the Portfolio's emphasis is currently on high-yielding corporate bonds, it may also invest in mortgage-related securities, asset-backed securities, zero coupon securities, municipal securities, preferred stocks and non-U.S.
                           dollar denominated fixed-income securities of non-U.S. issuers (including emerging markets securities, structured notes and convertible securities of U.S. and non-U.S. issuers). Structured notes are securities that provide cash flows based on the movement of underlying variables, such as exchange rates or interest rates. The Portfolio also may invest in American or Global Depositary Receipts issued in relation to a pool of fixed-income securities in which the Portfolio could invest directly.

                           Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds and other fixed-income securities rated, at the time of purchase, below investment grade by S&P or Moody's and as low as the lowest rating assigned by S&P or Moody's, or the unrated equivalent as determined by the Investment Manager. The percentages of the Portfolio's geographic weights may shift from time to time based on the Investment Manager's judgment. The Portfolio may invest in securities with various maturities and durations, although the Portfolio's effective duration is expected to be up to five years. Duration is an indication of how sensitive a portfolio may be to changes in interest rates. For example, the market price of a fixed-income security with a duration of three years should decline 3% if interest rates rise 1% and increase 3% if interest rates fall 1%.

                           The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT       While bonds are designed to produce a stable stream
  RISKS                    of income, their prices move inversely with changes
                           in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Portfolio's investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Junk bonds tend to be more volatile, less liquid and are considered speculative. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                           Other risk factors could have an effect on the Portfolio's performance, including:

                           o if an issuer fails to make timely interest or principal payments

                           o if there is a decline in the credit quality of a bond, or a perception of a decline, the bond's value could fall, potentially lowering the Portfolio's share price

                           o if the Portfolio's mortgage-related securities are paid off substantially earlier or later than expected, the Portfolio's share price or yield could be hurt

                           o the price and yield of non-U.S. debt securities could be affected by factors ranging from political and economic instability to changes in currency exchange rates

                           o during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

                           Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

                           Mortgage-related and asset-backed securities are subject to both credit and pre-payment risk, and may have a different interest rate sensitivity and be more volatile and less liquid than more traditional debt securities.

                           While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                           The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

                           At times, the Portfolio may engage in short-term trading, which could produce higher brokerage costs and taxable distributions.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Global High Yield Portfolio by showing the Portfolio's annual and long-term performance. Before May 1, 2003, the Portfolio was known as the "Lazard Strategic Yield Portfolio" and invested its assets according to a different investment strategy. Typically, the Portfolio invested approximately 50% of its total assets in investment grade corporate bonds and mortgage related and asset-backed securities and 50% of its total assets in junk bonds, non-U.S. dollar denominated fixed-income securities of foreign issuers. The Portfolio's prior returns would have been different had the Portfolio pursued its current investment strategy. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the One Month London Interbank Offered Rate ("LIBOR") USD Fixed Index and the Merrill Lynch Global High Yield Index. The LIBOR USD Fixed Index is an average derived from sixteen quotations of the rate that banks dealing in Eurodollars charge each other for large loans for a one-month term, as provided by banks determined by the British Bankers Association. The Merrill Lynch Global High Yield Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.


After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

            [Data below represents a bar chart in the printed piece]

1993    1994    1995     1996    1997    1998    1999     2000    2001    2002
----    ----    ----     ----    ----    ----    ----     ----    ----    ----
15.60  -2.34    13.56    13.74   5.30    0.75    4.91     1.12    4.09    -2.00


--------------------------------------------------------------------------------
   Best quarter:             3/31/93           6.33%
   Worst quarter:            9/30/98          (3.78)%
--------------------------------------------------------------------------------






                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2002)

GLOBAL HIGH               INCEPTION        PAST         PAST      PAST         SINCE
YIELD PORTFOLIO             DATE           YEAR       5 YEARS   10 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:      10/1/91
-------------------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                     (2.00)%      1.74%       5.29%         5.42%
-------------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
    ON DISTRIBUTIONS                       (3.47)%     (0.86)%     2.27%         2.36%
-------------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS AND
   SALE OF PORTFOLIO SHARES               (1.22)%      0.12%      2.75%         2.86%
-------------------------------------------------------------------------------------------
OPEN SHARES:               1/23/97        (2.48)%      1.28%        N/A         1.71%
-------------------------------------------------------------------------------------------
ONE MONTH LIBOR
USD FIXED INDEX                              1.80%     4.61%      4.77%         4.69%
                                                                           (Institutional)
                                                                                4.78%
                                                                               (Open)
-------------------------------------------------------------------------------------------
MERRILL LYNCH GLOBAL
HIGH YIELD INDEX           1/1/98         (1.14)%      0.32%    N/A          0.32%
-------------------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.


                                       INSTITUTIONAL               OPEN
                                          SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                 1.00%                  1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                             .75%                   .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                       None                    .25%
--------------------------------------------------------------------------------

Other Expenses                              .23%                   .58%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                          .98%                  1.58%
--------------------------------------------------------------------------------



EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment
o  5% annual return each year
o  redemption at the end of each period
o  no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD GLOBAL HIGH                    1          3            5          10
YIELD PORTFOLIO                      YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $100       $312        $542       $1,201
--------------------------------------------------------------------------------
OPEN SHARES                          $161       $499        $860       $1,878
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD MORTGAGE PORTFOLIO

TICKER SYMBOL
LZMGX (Institutional)

INVESTMENT OBJECTIVE       The Portfolio seeks total return from a combination
                           of current income and capital appreciation, along with the preservation of capital.

PRINCIPAL INVESTMENT       The Portfolio invests primarily in mortgage-related
 STRATEGIES                securities issued or guaranteed by the U.S.
                           Government, its agencies or instrumentalities. The
                           Portfolio also invests in mortgage-related securities rated, at the time of purchase, Aaa/AAA by a nationally recognized statistical rating organization, or the unrated equivalent as determined by the Investment Manager.

                           Under normal circumstances, the Portfolio invests at least 80% of its assets in mortgage-related securities of U.S. issuers. The Portfolio generally will invest a majority of its assets in mortgage-related securities issued or guaranteed by the Government National Mortgage Association (popularly called "Ginnie Maes"), the Federal National Mortgage Association ("Fannie Maes") and the Federal Home Loan Mortgage Corporation ("Freddie Macs"). Ginnie Maes are guaranteed as to timely payment of principal and interest by the Government National Mortgage Association and this guarantee is backed by the full faith and credit of the U.S. Government. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

                           The Portfolio also may invest in other
                           mortgage-related securities issued by U.S. issuers. The Portfolio may invest up to 20% of its assets in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, AAA-rated asset-backed securities and short-term money market instruments. In addition, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Portfolio sells a mortgage-related security to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price.

                           Although the Portfolio may invest in fixed-income securities without regard to their duration, the Portfolio's effective duration is expected to be up to seven years. Duration is an indication of how sensitive a portfolio may be to changes in interest rates. For example, the market price of a fixed-income security with a duration of three years should decline 3% if interest rates rise 1% and increase 3% if interest rates fall 1%.

                           The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

PRINCIPAL INVESTMENT       A security guaranteed by the U.S. Government is
 RISKS                     guaranteed only as to principal and interest. Neither
                           the market value of the security nor the Portfolio's share price is guaranteed. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                           Prices of certain mortgage-related securities tend to move inversely with changes in interest rates. Although the price of a Ginnie Mae or other mortgage-related security may decline when interest rates rise, the converse is not necessarily true. In periods of declining interest rates, mortgages underlying a mortgage-related security are more likely to be prepaid, which could hurt the Portfolio's shares price or yield. During periods of rapidly rising interest rates, such mortgages may be prepaid at slower than expected rates which effectively may lengthen a mortgage-related security's expected maturity and cause the value of the security to fluctuate more widely in response to changes in interest rates.

Other mortgage-related securities also are subject to credit risks associated with the underlying mortgage properties. These securities may have a different interest rate sensitivity and be more volatile and less liquid than more traditional debt securities.

Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the securities' purchase price.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.


The accompanying bar chart and table provide some indication of the risks of investing in Lazard Mortgage Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio has varied from year to year. The table compares the Portfolio's performance (before and after taxes) to that of the Lehman Fixed-Rate Mortgage-Backed Securitiesw ("MBS") Index, an unmanaged index of U.S. mortgage-backed securities in the intermediate maturity range calculated by Lehman Brothers. Both the bar chart and the table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

            [Data below represents a bar chart in the printed piece]

                              2001            2002
                              ----            ----
                              7.44            8.38

--------------------------------------------------------------------------------
   Best quarter:             9/30/01           4.20%
   Worst quarter:           12/31/01          (0.09)%
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2002)

                                     INCEPTION     PAST        SINCE
MORTGAGE PORTFOLIO                     DATE        YEAR      INCEPTION
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES:                12/29/00
--------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                              8.38%        7.89%
--------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                                5.91%        5.77%
--------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS AND
   SALE OF PORTFOLIO SHARES                        5.12%        5.29%
--------------------------------------------------------------------------------
LEHMAN FIXED-RATE
MBS INDEX                                          8.75%        8.51%
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.

EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment
o  5% annual return each year
o  redemption at the end of each period

o  no changes in operating expenses


Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                                      INSTITUTIONAL
                                         SHARES

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                 1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                             .40%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                        None
--------------------------------------------------------------------------------

Other Expenses                              .24%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                          .64%
--------------------------------------------------------------------------------



LAZARD MORTGAGE PORTFOLIO           1 YEAR     3 YEARS     5 YEARS    10 YEARS

INSTITUTIONAL SHARES                  $65       $205        $357        $798
--------------------------------------------------------------------------------

                                 FUND MANAGEMENT
================================================================================

INVESTMENT MANAGER

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of each Portfolio. The Investment Manager provides day-to-day management of each Portfolio's investments and assists in the overall management of the Fund's affairs. The Investment Manager and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $56 billion as of December 31, 2002. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio's average daily net assets. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 2002, the Investment Manager waived a portion of its management fees with respect to certain Portfolios, which resulted in such Portfolios paying the Investment Manager an investment management fee at the effective annual rate set forth below as a percentage of the relevant Portfolio's average daily net assets.

                                             Effective Annual Rate
                             Investment          of Investment
                             Management           Management
Name of Portfolio            Fee Payable           Fee Paid
-----------------            -----------           --------
Equity Portfolio                .75%                 .75%

Mid Cap Portfolio               .75%                 .40%

Small Cap Portfolio             .75%                 .75%
International
  Equity Portfolio              .75%                 .75%

International Equity
  Select Portfolio              .85%                 .39%

International Small Cap
  Portfolio                     .75%                 .75%
Emerging Markets
  Portfolio                     1.00%               1.00%

Bond Portfolio                  .50%                 .50%

High Yield Portfolio            .75%                 .42%

Global High Yield
  Portfolio                     .75%                 .75%

Mortgage Portfolio              .40%                 .40%


PRINCIPAL PORTFOLIO MANAGERS

All of the Portfolios are managed on a team basis. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolios are as follows:

EQUITY PORTFOLIO--Herbert W. Gullquist (since inception), Jeffrey A. Kigner (since January 2001), and Andrew D. Lacey and J. Richard Tutino (each since May
2003)

MID CAP PORTFOLIO--Herbert W. Gullquist (since inception), Andrew D. Lacey (since January 2001), Christopher H. Blake (since November 2001), and Gary Buesser (since May 2003)

SMALL CAP PORTFOLIO--Herbert W. Gullquist (since inception), Andrew D. Lacey (since May 2003) and Patrick M. Mullin (since January 2001)

INTERNATIONAL EQUITY PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception) and Gabrielle M. Boyle, Michael A. Bennett and Michael Powers (each since May 2003)

INTERNATIONAL EQUITY SELECT PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception) and Gabrielle M. Boyle, Michael A. Bennett and Michael Powers (each since May 2003)

INTERNATIONAL SMALL CAP PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception) and Brian Pessin (since January 2003)

EMERGING MARKETS PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception) and James M. Donald (since November 2001)

BOND PORTFOLIO--Steven Blitz (since November 2002) and David Cleary and Michael Kennedy (each since May 2003)

HIGH YIELD PORTFOLIO--Steven Blitz and J. William Charlton (each since November
2002) and Thomas M. Dzwil (since May 2003)

GLOBAL HIGH YIELD PORTFOLIO--Steven Blitz and J. William Charlton (each since November 2002) and David Cleary and Markus van de Weyer (each since May 2003)

MORTGAGE PORTFOLIO--Steven Blitz (since November 2002) and Isaac Frankel (since May 2003)

BIOGRAPHICAL INFORMATION OF PRINCIPAL PORTFOLIO MANAGERS

MICHAEL A. BENNETT. Mr. Bennett is a Managing Director of the Investment Manager, which he joined in July 1992.

CHRISTOPHER H. BLAKE. Mr. Blake is a Director of the Investment Manager, which he joined in 1995.

FUND MANAGEMENT (CONCLUDED)
================================================================================

STEVEN BLITZ. Mr. Blitz is a Director and Head of Global Fixed Income for the Investment Manager, which he joined in November 2002. Previously, he was a Chief Strategist and the Chief Economist with Offitbank.

GABRIELLE M. BOYLE. Ms. Boyle is a Managing Director of the Investment Manager, which she joined in November 1993.

GARY BUESSER. Mr. Buesser is a Senior Vice President and portfolio manager of the Investment Manager, which he joined in April 2000. Previously, he was with Evergreen Funds.

J. WILLIAM CHARLTON. Mr. Charlton is a Director and Head of U.S. High Yield Fixed Income for the Investment Manager, which he joined in November 2002. Previously, he was with Offitbank.

DAVID CLEARY. Mr. Cleary is a Director and fixed income portfolio manager of the Investment Manager, which he joined in 1994.

JAMES M. DONALD. Mr. Donald is a Senior Vice President of the Investment Manager, which he joined in 1995.

THOMAS M. DZWIL. Mr. Dzwil is a Senior Vice President, portfolio manager and analyst of the Investment Manager, which he joined in 2002, specializing in high-yield corporate bonds. Previously, he was with Offitbank.

ISAAC FRANKEL. Mr. Frankel is a Senior Vice President, portfolio manager and analyst of the Investment Manager, which he joined in 2002, and head of its investment grade corporate research. Previously, he was with Offitbank.

Herbert W. Gullquist. Mr. Gullquist is a Managing Director, Co-Chief Executive Officer and Chief Investment Officer of the Investment Manager. He joined the Investment Manager in 1982.

MICHAEL KENNEDY. Mr. Kennedy is a Vice President, portfolio manager and analyst of the Investment Manager, which he joined in 2002, with responsibility for government and agency investments. Previously, he was with Offitbank.

Jeffrey A. Kigner. Mr. Kigner is a Managing Director of the Investment Manager, which he joined in 2001. Previously, he was Chief Investment Officer and Co-Chairman of John A. Levin & Co.

ANDREW D. LACEY. Mr. Lacey is a Managing Director of the Investment Manager, which he joined in 1996.


PATRICK M. MULLIN. Mr. Mullin is a Director of the Investment Manager, which he joined in 1998.

BRIAN PESSIN. Mr. Pessin is a Vice President of the Investment Manager, which he joined in 1999. Previously, he was associated with Dawson, Samberg Capital Management.

MICHAEL POWERS. Mr. Powers is a Director of the Investment Manager, which he joined in 1990.

JOHN R. REINSBERG. Mr. Reinsberg is a Managing Director of the Investment Manager, which he joined in 1992.

J. RICHARD TUTINO. Mr. Tutino is a Director of the Investment Manager, which he joined in 1997.

MARKUS VAN DE WEYER. Mr. van de Weyer is a Senior Vice President of Lazard Asset Management GmbH in Frankfurt and a portfolio manager for the Investment Manager, which he joined in 1999. Previously, he was portfolio manager/analyst with Metzler Investment, Commerz International Capital Management.


ADMINISTRATOR


State Street Corporation ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Portfolio's administrator.


DISTRIBUTOR

Lazard Freres & Co. LLC ("Lazard") acts as distributor for the Portfolios.

CUSTODIAN

State Street acts as custodian of the Portfolios' investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of foreign securities.

                             SHAREHOLDER INFORMATION
================================================================================


                                     GENERAL
--------------------------------------------------------------------------------

Portfolio shares are sold and redeemed, without a sales charge, on a continuous basis at the net asset value per share ("NAV") next determined after an order in proper form is received by the Fund's Transfer Agent, Boston Financial Data Services, Inc., or another authorized entity.

The NAV is generally determined as of the close of regular trading on the floor of the New York Stock Exchange (normally 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for business. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. Debt securities typically are valued using available market quotations or at fair value which may be determined by one or more pricing services. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value.

================================================================================

Foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its NAV, potentially affecting the Portfolio's NAV on days when shareholders are unable to buy or sell the Portfolio's shares.

MINIMUM INVESTMENT

All purchases made by check should be in U.S. Dollars and made payable to "The Lazard Funds, Inc." Third party checks will not be accepted. The Fund will not accept cash or cash equivalents (such as currency, money orders or travelers checks) for the purchase of Fund shares. Please note the following minimums in effect for initial investments:

   Institutional Shares                           $1,000,000
--------------------------------------------------------------------------------
   Open Shares                                     $  10,000
--------------------------------------------------------------------------------
   IRA Rollover/Transfer (Open Shares only)        $  10,000
--------------------------------------------------------------------------------

There are no subsequent investment minimums.

                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

THROUGH THE TRANSFER AGENT:

Shareholders who do not execute trades through a brokerage account should submit their purchase requests to the Transfer Agent by telephone or mail, as follows:

INITIAL PURCHASE
         BY MAIL
         -------

1.  Complete a Purchase Application. Indicate the services to be used.

2. Mail the Purchase Application and a check for $10,000 or more for Open Shares, or $1,000,000 or more for Institutional Shares, payable to "The Lazard Funds, Inc." to:

      The Lazard Funds, Inc.
      P.O. Box 8514
      Boston, Massachusetts 02266-8514
      Attention: (Name of Portfolio and Class of Shares)


      BY WIRE

1.  Call (800) 986-3455 toll-free from any state and provide the following:

      o the Portfolio(s) and Class of shares to be invested in

      o name(s) in which shares are to be registered

      o address

      o social security or tax identification number

      o dividend payment election

      o amount to be wired

      o name of the wiring bank, and

      o name and telephone number of the person to be contacted in connection with the order.

    An account number will then be assigned.

2. Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street:

    ABA #: 011000028

    State Street Corporation
    Boston, Massachusetts

    Custody and Shareholder Services Division

    DDA 9905-2375

    Attention: (Name of Portfolio and Class of Shares)
    The Lazard Funds, Inc.
    Shareholder's Name and Account Number

3. Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under "Initial Purchase--By Mail" above.

ADDITIONAL PURCHASES
    BY MAIL
    -------

1. Make a check payable to "The Lazard Funds, Inc." Write the shareholder's account number on the check.

2. Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under "Initial Purchase--By Mail" above.

    BY WIRE
    ------

Instruct the wiring bank to transmit the specified amount in federal funds to State Street, as instructed in Item 2 under "Initial Purchase--By Wire" above.

THROUGH A LAZARD BROKERAGE ACCOUNT

Shareholders who have a brokerage account with Lazard should contact their account representative for specific instructions on how to purchase Portfolio shares.

PURCHASES THROUGH THE AUTOMATIC INVESTMENT PLAN
(OPEN SHARES ONLY)

Investors may participate in the Automatic Investment Plan by purchasing Open Shares of any Portfolio (other than Mortgage Portfolio, which only offers Institutional Shares) at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly

================================================================================

scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. An account must be opened with a minimum investment of $10,000. To obtain an Automatic Investment Plan application, call the Fund at (800) 823-6300.

INDIVIDUAL RETIREMENT ACCOUNTS (OPEN SHARES ONLY)

The Fund may be used as an investment for IRAs. Completion of a Lazard Funds IRA application is required. For a Direct IRA Account (an account other than an IRA rollover) a $5 establishment fee and a $12 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call the Fund at (800) 823-6300.

                      DISTRIBUTION AND SERVICE (12B-1) FEES
                               (OPEN SHARES ONLY)
--------------------------------------------------------------------------------

The Fund has adopted a plan under rule 12b-1 that allows each Portfolio to pay Lazard a fee, at the annual rate of .25% of the value of the average daily net assets of the Portfolio's Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these recurring fees may cost shareholders more than paying other types of sales charges.


                               HOW TO SELL SHARES
--------------------------------------------------------------------------------

GENERAL

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold have been purchased by check or through the Automatic Investment Plan, the sale proceeds, net of applicable redemption fee, will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Redemption requests may also be satisfied, in whole or in part, through a redemption-in-kind (a payment in portfolio securities instead of cash).

REDEMPTION FEE

Each Portfolio will impose a redemption fee equal to 1.00% of the net asset value of Fund shares acquired by purchase or exchange and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the 30-day holding period, the Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. In addition, no redemption fee will be charged on the redemption or exchange of shares purchased through certain omnibus account and other service arrangements established by certain brokers and other financial intermediaries and approved by Lazard. The redemption fee may be waived, modified or terminated at any time, or from time to time.

                                 SELLING SHARES

THROUGH THE TRANSFER AGENT:

Shareholders who do not execute trades through a brokerage account should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

BY TELEPHONE:

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a Telephone Redemption Authorization Form. To place a redemption request, or to have telephone redemption privileges added to your account, please call the Transfer Agent's toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

BY MAIL:

1. Write a letter of instruction to the Fund. Indicate the dollar amount or number of shares to be sold, the Portfolio and Class, the shareholder's account number, and social security or taxpayer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.

3. If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. SIGNATURE GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. In addition, all redemption requests that include instructions for

================================================================================

redemption proceeds to be sent somewhere other than the address on file must be signature guaranteed.

4.  Mail the letter to the Transfer Agent at the following address:

    The Lazard Funds, Inc.
    P.O. Box 8514
    Boston, Massachusetts 02266-8514
    Attention:  (Name of Portfolio and Class of Shares)

THROUGH A LAZARD BROKERAGE ACCOUNT:

Shareholders who have a brokerage account with Lazard should contact their account representative for specific instructions on how to sell Portfolio shares.

                                INVESTOR SERVICES
--------------------------------------------------------------------------------

AUTOMATIC REINVESTMENT PLAN allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

AUTOMATIC INVESTMENTS allows you to purchase Open Shares through automatic deductions from a designated bank account.

EXCHANGE PRIVILEGE allows you to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account. Shares will be exchanged at the next determined NAV, subject to any applicable redemption fee. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent's toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue the exchange privilege at any time.

The Fund's exchange privilege is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolio's performance and shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor's account. Generally, an investor who makes more than four exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market-timing strategy, may be deemed to be engaged in excessive trading. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Portfolio directly or through financial intermediaries.

                                GENERAL POLICIES
--------------------------------------------------------------------------------

The Fund reserves the right to:

   o redeem an account, with notice, if the value of the account falls below $1,000 due to redemptions

   o convert Institutional Shares held by a shareholder whose account is less than $1,000,000 to Open Shares, upon written notice to the shareholder

   o suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC

   o  change or waive the required minimum investment amounts

   o delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)

   o make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to the Portfolio and its shareholders

   o refuse any purchase or exchange request if such request could adversely affect the Portfolio's NAV, including if such person or group has engaged in excessive trading (to be determined at the Fund's discretion)

   o  close an account due to excessive trading after prior notification


                      ACCOUNT POLICIES, DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

ACCOUNT STATEMENTS

You will receive quarterly statements detailing your account activity. All investors will also receive an annual statement detailing the tax characteristics of any dividends

                       SHAREHOLDER INFORMATION (CONCLUDED)
================================================================================

and distributions that you have received in your account. You will also receive confirmations after each trade executed in your account.

To reduce expenses, only one copy of the most recent annual and semi-annual reports of the Fund may be mailed to your household, even if you have more than one account with the Fund. Call the Transfer Agent at the telephone number listed on the inside back cover if you need additional copies of annual or semi-annual reports or account information.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared and paid annually for each of the Equity Portfolios, but may be declared and paid more frequently. Income dividends are normally declared each business day and paid monthly for each of the Fixed-Income Portfolios. Net capital gains, if any, are normally distributed annually but may be distributed more frequently. Capital gain distributions estimates may be available prior to payment and may be obtained by calling (800) 823-6300 or going to the Fund's Website at www.LazardNet.com.

Dividends and distributions of a Portfolio will be invested in additional shares of the same Class of the Portfolio at the net asset value on the ex-dividend date, and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Each share Class of the Portfolio will generate a different dividend because each has different expenses. Dividend checks and account statements will be mailed approximately two business days after the payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of a Portfolio's shares for shares of another Portfolio will be treated as a sale of the Portfolio's shares, and any gain on the transaction may be subject to income taxes.

Keep in mind that distributions may be taxable to you at different rates which depend on the length of time the Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, a taxable capital gain or loss may be realized, except for IRA or other tax-deferred accounts.

Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

   o  fail to provide a social security number or taxpayer identification number

   o fail to certify that their social security number or taxpayer identification number is correct

   o  fail to certify that they are exempt from withholding


                              FINANCIAL HIGHLIGHTS
================================================================================

The following financial highlights tables are intended to help you understand each Portfolio's financial performance since its inception (or five years, whichever is less), and certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned or lost each year on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by Anchin, Block &Anchin LLP, independent accountants, whose report, along with each Portfolio's financial statements, is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge.

================================================================================

LAZARD EQUITY PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                           YEAR ENDED
                                              -----------------------------------------------------------------------
INSTITUTIONAL SHARES                          2/31/02         12/31/01        12/31/00        12/31/99        12/31/98
                                              -------         --------        --------        --------        --------
Net asset value, beginning of period .......  $  14.10        $  16.72        $  21.08        $  21.75        $  19.98
                                              --------        --------        --------        --------        --------
Income (loss) from investment operations:
  Net investment income (loss) (a) .........      0.11            0.13            0.17            0.26            0.28
  Net realized and unrealized gain (loss) ..     (2.48)          (1.07)          (0.79)           0.66            3.10
                                              --------        --------        --------        --------        --------
  Total from investment operations .........     (2.37)          (0.94)          (0.62)           0.92            3.38
                                              --------        --------        --------        --------        --------
Less distributions from:
  Net investment income ....................     (0.14)          (0.13)          (0.23)          (0.26)          (0.26)
  Net realized gains .......................        --           (1.55)          (3.51)          (1.33)          (1.35)
                                              --------        --------        --------        --------        --------
  Total distributions ......................     (0.14)          (1.68)          (3.74)          (1.59)          (1.61)
                                              --------        --------        --------        --------        --------
Net asset value, end of period .............  $  11.59        $  14.10        $  16.72        $  21.08        $  21.75
                                              ========        ========        ========        ========        ========
TOTAL RETURN (b) ...........................  (16.84)%         (5.90)%         (2.64)%           4.23%          17.31%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...  $101,891        $141,329        $187,517        $377,660        $361,126
Ratios to average net assets:
  Net expenses .............................     0.97%           0.90%           0.86%           0.84%           0.85%
  Gross expenses ...........................     0.97%           0.90%           0.86%           0.84%           0.85%
  Net investment income ....................     0.87%           0.82%           0.85%           1.14%           1.28%
Portfolio turnover rate ....................       74%             89%             36%             62%             76%

                                                                             YEAR ENDED
                                              -----------------------------------------------------------------------
OPEN SHARES                                   12/31/02        12/31/01        12/31/00        12/31/99        12/31/98
                                              --------        --------        --------        --------        --------

Net asset value, beginning of period .......  $  14.07        $  16.70         $ 21.05        $  21.76        $  19.99
                                              --------        --------         -------        --------        --------
Income (loss) from investment operations:
  Net investment income (loss) (a) .........      0.07            0.09            0.12            0.20            0.20
  Net realized and unrealized gain (loss) ..     (2.47)          (1.08)          (0.79)           0.65            3.12
                                              --------        --------         -------        --------        --------
  Total from investment operations .........     (2.40)          (0.99)          (0.67)           0.85            3.32
                                              --------        --------         -------        --------        --------
Less distributions from:
  Net investment income ....................     (0.09)          (0.09)          (0.17)          (0.23)          (0.20)
  Net realized gains .......................        --           (1.55)          (3.51)          (1.33)          (1.35)
                                              --------        --------         -------        --------        --------
  Total distributions ......................     (0.09)          (1.64)          (3.68)          (1.56)          (1.55)
                                              --------        --------         -------        --------        --------
Net asset value, end of period .............  $  11.58        $  14.07         $ 16.70        $  21.05        $  21.76
                                              ========        ========         =======        ========        ========
TOTAL RETURN (b) ...........................  (17.08)%         (6.23)%         (2.91)%           3.92%          16.98%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...   $21,292         $37,082         $62,167        $121,994        $117,624
Ratios to average net assets:
  Net expenses .............................     1.28%           1.18%           1.13%           1.10%           1.12%
  Gross expenses ...........................     1.28%           1.18%           1.13%           1.10%           1.12%
  Net investment income ....................     0.55%           0.54%           0.57%           0.89%           0.96%
Portfolio turnover rate ....................       74%             89%             36%             62%             76%

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.

(b) Total returns assume changes in share price and reinvestment of all dividends and distributions.

================================================================================

LAZARD MID CAP PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                           YEAR ENDED
                                             ----------------------------------------------------------------------
INSTITUTIONAL SHARES                         12/31/02        12/31/01        12/31/00        12/31/99      12/31/98
                                             --------        --------        --------        --------      --------
Net asset value, beginning of period .....    $ 10.64         $ 11.36         $ 10.78         $ 10.46       $ 10.26
                                              -------         -------         -------         -------       -------
Income (loss) from investment operations:
  Net investment income (loss) (a) .......       0.04            0.07            0.02            0.02          0.05
  Net realized and unrealized gain (loss)       (1.57)           1.31            2.20            0.43          0.31
                                              -------         -------         -------         -------       -------
  Total from investment operations .......      (1.53)           1.38            2.22            0.45          0.36
                                              -------         -------         -------         -------       -------
Less distributions from:
  Net investment income ..................         --           (0.07)          (0.03)          (0.03)        (0.05)
  Net realized gains .....................      (0.18)          (2.03)          (1.61)          (0.10)        (0.11)
                                              -------         -------         -------         -------       -------
  Total distributions ....................      (0.18)          (2.10)          (1.64)          (0.13)        (0.16)
                                              -------         -------         -------         -------       -------
Net asset value, end of period ...........    $  8.93         $ 10.64         $ 11.36         $ 10.78       $ 10.46
                                              =======         =======         =======         =======      = ======
TOTAL RETURN (b) .........................   (14.47)%          12.85%          22.44%           4.38%         3.65%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..    $28,754         $21,729         $15,344         $27,521       $55,731
Ratios to average net assets:
  Net expenses ...........................       1.05%           1.05%           1.05%          1.05%         1.05%
  Gross expenses .........................       1.40%           1.71%           1.50%          1.17%         1.23%
  Net investment income ..................       0.40%           0.65%           0.20%          0.23%         0.48%
Portfolio turnover rate ..................        104%            160%            152%           113%           86%

                                                                           YEAR ENDED
                                             ------------------------------------------------------------------------
OPEN SHARES                                  12/31/02        12/31/01         12/31/00        12/31/99       12/31/98
                                             --------        --------         --------        --------       --------
Net asset value, beginning of period .....   $  10.57         $ 11.30         $ 10.74         $ 10.45        $  10.26
                                             --------         -------         -------         -------        --------
Income (loss) from investment operations:
  Net investment income (loss) (a) .......       0.01            0.04           (0.01)          (0.01)           0.02
  Net realized and unrealized gain (loss)       (1.56)           1.30            2.18            0.42            0.32
                                             --------         -------         -------         -------        --------
  Total from investment operations .......      (1.55)           1.34            2.17            0.41            0.34
                                             --------         -------         -------         -------        --------
Less distributions from:
  Net investment income ..................         --           (0.04)            --            (0.02)          (0.04)
  Net realized gains .....................      (0.18)          (2.03)          (1.61)          (0.10)          (0.11)
                                             --------         -------         -------         -------        --------
  Total distributions ....................      (0.18)          (2.07)          (1.61)          (0.12)          (0.15)
                                             --------         -------         -------         -------        --------
Net asset value, end of period ...........   $   8.84         $ 10.57         $ 11.30         $ 10.74        $  10.45
                                             ========         =======         =======         =======        ========
TOTAL RETURN (b) .........................   (14.75)%          12.50%          22.00%           3.96%           3.42%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .   $  8,128         $ 7,584         $ 6,342         $14,024        $16,345
Ratios to average net assets:
  Net expenses ...........................      1.35%           1.35%           1.35%           1.35%           1.35%
  Gross expenses .........................      1.83%           2.13%           1.91%           1.55%           1.66%
  Net investment income (loss) ...........      0.09%           0.35%         (0.09)%         (0.08)%           0.29%
Portfolio turnover rate ..................       104%            160%            152%            113%             86%

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.

(b) Total returns assume changes in share price and reinvestment of all dividends and distributions.

================================================================================

LAZARD SMALL CAP PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                         YEAR ENDED
                                              ---------------------------------------------------------------------
INSTITUTIONAL SHARES                          12/31/02     12/31/01        12/31/00        12/31/99       12/31/98
                                              --------     --------        --------        --------       --------
Net asset value, beginning of period ......   $  17.70     $  18.07        $  16.57        $  17.39      $    20.02
                                              --------     --------        --------        --------      ----------
Income (loss) from investment operations:
  Net investment income (loss) (a) ........       0.02         0.08            0.09            0.10            0.08
  Net realized and unrealized gain (loss) .      (3.18)        3.06            2.45            0.17           (2.60)
                                              --------     --------        --------        --------      ----------
  Total from investment operations ........      (3.16)        3.14            2.54            0.27           (2.52)
                                              --------     --------        --------        --------      ----------
Less distributions from:
  Net investment income ...................         --        (0.09)          (0.23)          (0.11)          (0.01)
  Net realized gains ......................      (0.51)       (3.42)          (0.81)          (0.98)          (0.10)
                                              --------     --------        --------        --------      ----------
  Total distributions .....................      (0.51)       (3.51)          (1.04)          (1.09)          (0.11)
                                              --------     --------        --------        --------      ----------
Net asset value, end of period ............   $  14.03     $  17.70        $  18.07        $  16.57      $    17.39
                                              ========     ========        ========        ========      ==========
TOTAL RETURN (b) ..........................   (17.97)%       18.06%          15.89%           1.77%        (12.62)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..   $388,795     $575,077        $730,179        $906,945      $1,411,503
Ratios to average net assets:
  Net expenses ............................      0.85%        0.83%           0.83%           0.81%           0.81%
  Gross expenses ..........................      0.85%        0.83%           0.83%           0.81%           0.81%
  Net investment income ...................      0.14%        0.41%           0.52%           0.60%           0.50%
Portfolio turnover rate ...................        93%          80%             67%             50%             46%

                                                                           YEAR ENDED
                                              -------------------------------------------------------------------
OPEN SHARES                                   12/31/02     12/31/01        12/31/00        12/31/99      12/31/98
                                              --------     --------        --------        --------      --------
Net asset value, beginning of period ......    $ 17.67      $ 18.04         $ 16.51         $ 17.35      $  20.02
                                               -------      -------         -------         -------      --------
Income (loss) from investment operations:
  Net investment income (loss) (a) ........      (0.03)        0.02            0.04            0.06          0.03
  Net realized and unrealized gain (loss) .      (3.10)        3.05            2.45            0.16         (2.60)
                                               -------      -------         -------         -------      --------
  Total from investment operations ........      (3.13)        3.07            2.49            0.22         (2.57)
                                               -------      -------         -------         -------      --------
Less distributions from:
  Net investment income ...................         --        (0.02)          (0.15)          (0.08)           --
  Net realized gains ......................      (0.51)       (3.42)          (0.81)          (0.98)        (0.10)
                                               -------      -------         -------         -------      --------
  Total distributions .....................      (0.51)       (3.44)          (0.96)          (1.06)        (0.10)
                                               -------      -------         -------         -------      --------
Net asset value, end of period ............    $ 14.03      $ 17.67         $ 18.04         $ 16.51      $  17.35
                                               =======      =======         =======         =======      ========
TOTAL RETURN (b) ..........................   (17.82)%       17.69%          15.60%           1.47%      (12.86)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..    $43,110      $69,531         $67,717         $86,413       $93,547
Ratios to average net assets:
  Net expenses ............................      1.15%        1.13%           1.12%           1.09%         1.09%
  Gross expenses ..........................      1.15%        1.13%           1.12%           1.09%         1.09%
  Net investment income (loss) ............    (0.17)%        0.12%           0.24%           0.33%         0.21%
Portfolio turnover rate ...................        93%          80%             67%             50%           46%

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.

(b) Total returns assume changes in share price and reinvestment of all dividends and distributions.

================================================================================


LAZARD INTERNATIONAL EQUITY PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                           YEAR ENDED
                                            --------------------------------------------------------------------------
INSTITUTIONAL SHARES                          12/31/02        12/31/01        12/31/00        12/31/99        12/31/98
                                              --------        --------        --------        --------        --------
Net asset value, beginning of period .....  $    10.01      $    13.46      $    17.29      $    15.23      $    13.97
                                            ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
  Net investment income (loss) (a) .......        0.14            0.11            0.15            0.34            0.18
  Net realized and unrealized gain (loss)        (1.18)          (3.45)          (2.01)           3.25            2.03
                                            ----------      ----------      ----------      ----------      ----------
  Total from investment operations .......       (1.04)          (3.34)          (1.86)           3.59            2.21
                                            ----------      ----------      ----------      ----------      ----------
Less distributions from:
  Net investment income ..................       (0.05)            --(c)         (0.17)          (0.54)          (0.14)
  Net realized gains .....................          --           (0.11)          (1.80)          (0.99)          (0.81)
                                            ----------      ----------      ----------      ----------      ----------
  Total distributions ....................       (0.05)          (0.11)          (1.97)          (1.53)          (0.95)
                                            ----------      ----------      ----------      ----------      ----------
Net asset value, end of period ...........  $     8.92      $ $  10.01      $    13.46      $    17.29      $    15.23
                                            ==========      ==========      ==========      ==========      ==========
TOTAL RETURN (b) .........................    (10.44)%        (24.85)%         (10.55)%         24.07%          16.04%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .  $1,776,799      $2,224,089      $3,001,933      $3,584,093      $2,879,289
Ratios to average net assets:
  Net expenses ...........................       0.90%           0.90%           0.88%           0.88%           0.90%
  Gross expenses .........................       0.90%           0.90%           0.88%           0.88%           0.90%
  Net investment income ..................       1.45%           0.95%           0.97%           2.09%           1.37%
Portfolio turnover rate ..................         58%             69%             51%             35%             41%

                                                                           YEAR ENDED
                                              ------------------------------------------------------------------------
OPEN SHARES                                   12/31/02         12/31/01       12/31/00        12/31/99        12/31/98
                                              --------        ---------       --------        --------        --------
Net asset value, beginning of period .......   $  9.95        $  13.41        $  17.28        $  15.23         $ 13.95
                                               -------        --------        --------        --------         -------
Income (loss) from investment operations:
  Net investment income (loss) (a) .........      0.11            0.08            0.10            0.31            0.18
  Net realized and unrealized gain (loss) ..     (1.16)          (3.43)          (2.02)           3.22            2.00
                                               -------        --------        --------        --------         -------
  Total from investment operations .........     (1.05)          (3.35)          (1.92)           3.53            2.18
                                               -------        --------        --------        --------         -------
Less distributions from:
  Net investment income ....................     (0.02)             --           (0.15)          (0.49)          (0.09)
  Net realized gains .......................        --           (0.11)          (1.80)          (0.99)          (0.81)
                                               -------        --------        --------        --------         -------
  Total distributions ......................     (0.02)          (0.11)          (1.95)          (1.48)          (0.90)
                                               -------        --------        --------        --------         -------
Net asset value, end of period .............   $  8.88        $   9.95         $ 13.41        $  17.28         $ 15.23
                                               =======        ========        ========        ========         =======
TOTAL RETURN (b) ...........................  (10.57)%        (25.02)%        (10.95)%          23.67%          15.82%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...   $88,031        $116,466        $147,226        $138,131         $47,303
Ratios to average net assets:
  Net expenses .............................     1.21%           1.19%           1.15%           1.16%           1.24%
  Gross expenses ...........................     1.21%           1.19%           1.15%           1.16%           1.24%
  Net investment income ....................     1.14%           0.70%           0.66%           1.87%           1.02%
Portfolio turnover rate ....................       58%             69%             51%             35%             41%

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.

(b) Total returns assume changes in share price and reinvestment of all dividends and distributions.

(c) Amount is less than $0.01 per share.

================================================================================

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                            FOR THE
                                                             PERIOD
                                          YEAR ENDED      5/31/01* TO
INSTITUTIONAL SHARES                       12/31/02        12/31/01
                                           --------        --------
Net asset value, beginning of period ....  $   9.15          $10.00
                                           --------          ------
Income (loss) from investment operations:
  Net investment income (loss) (a) ......      0.12            0.01
  Net realized and unrealized gain (loss)     (1.41)          (0.85)
                                           --------          ------
  Total from investment operations ......     (1.29)          (0.84)
                                           --------          ------
Less distributions from:
  Net investment income .................     (0.12)          (0.01)
  Net realized gains ....................        --              --
                                           --------          ------
  Total distributions ...................     (0.12)          (0.01)
                                           --------          ------
Net asset value, end of period ..........  $   7.74          $ 9.15
                                           ========          ======
TOTAL RETURN (b) ........................  (14.12)%         (8.43)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $20,957          $8,580
Ratios to average net assets:
  Net expenses (c) ......................     1.15%           1.15%
  Gross expenses (c) ....................     1.63%          13.75%
  Net investment income (c) .............     1.41%           0.15%
Portfolio turnover rate .................       32%              1%


                                                            FOR THE
                                                            PERIOD
                                          YEAR ENDED      5/31/01* TO
OPEN SHARES                                12/31/02        12/31/01
                                           --------        --------
Net asset value, beginning of period ....  $   9.16          $10.00
                                           --------          ------
Income (loss) from investment operations:
  Net investment income (loss) (a) ......      0.08           (0.02)
  Net realized and unrealized gain (loss)     (1.40)          (0.82)
                                              -----          ------
  Total from investment operations ......     (1.32)          (0.84)
                                              -----          ------
Less distributions from:
  Net investment income .................     (0.09)             --
  Net realized gains ....................        --              --
                                              -----           -----
  Total distributions ...................     (0.09)             --
                                              -----           -----
Net asset value, end of period ..........    $ 7.75          $ 9.16
                                             ======          ======
TOTAL RETURN (b) ........................  (14.37)%         (8.40)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $2,508         $   434
Ratios to average net assets:
  Net expenses (c) ......................     1.45%           1.45%
  Gross expenses (c) ....................     2.79%          47.06%
  Net investment income (loss) (c) ......     0.93%         (0.31)%
Portfolio turnover rate .................       32%              1%

*  Commencement of operations.

(a) Net investment income (loss) has been computed using the average shares method.

(b)Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.

(c) Annualized for periods of less than one year.

================================================================================

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                          YEAR ENDED
                                           ------------------------------------------------------------------------
INSTITUTIONAL SHARES                       12/31/02        12/31/01        12/31/00        12/31/99        12/31/98
                                           --------        --------        --------        --------        --------
Net asset value, beginning of period ..... $  11.58        $  12.57        $  14.12        $  11.40        $  11.69
                                           --------        --------        --------        --------        --------
Income (loss) from investment operations:
  Net investment income (loss) (a) .......     0.17            0.18            0.16            0.14            0.05
  Net realized and unrealized gain (loss)     (0.53)          (1.03)          (0.81)           2.81            0.83
                                           --------        --------        --------        --------        --------
  Total from investment operations .......    (0.36)          (0.85)          (0.65)           2.95            0.88
                                           --------        --------        --------        --------        --------
Less distributions from:
  Net investment income ..................    (0.15)          (0.14)          (0.11)          (0.12)          (0.05)
  Net realized gains .....................       --              --           (0.79)          (0.11)          (1.12)
                                           --------        --------        --------        --------        --------
  Total distributions ....................    (0.15)          (0.14)          (0.90)          (0.23)          (1.17)
                                           --------        --------        --------        --------        --------
Net asset value, end of period ........... $  11.07        $  11.58        $  12.57        $  14.12        $  11.40
                                           ========        ========        ========        ========        ========
TOTAL RETURN (b) .........................  (3.08)%         (6.77)%         (4.44)%          26.07%           7.55%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) . $529,062        $390,278        $341,808        $217,684        $177,779
Ratios to average net assets:
  Net expenses ...........................    0.96%           0.95%           0.98%           1.01%           1.04%
  Gross expenses .........................    0.96%           0.95%           0.98%           1.01%           1.04%
  Net investment income ..................    1.45%           1.48%           1.13%           1.17%           0.81%
Portfolio turnover rate ..................      25%             17%             43%             50%             56%

                                                                         YEAR ENDED
                                           -------------------------------------------------------------------------
OPEN SHARES                                12/31/02        12/31/01        12/31/00        12/31/99        12/31/98
                                           --------        --------        --------        --------        --------
Net asset value, beginning of period ....  $  11.53        $  12.53        $  14.06        $  11.38        $  11.69
                                           --------        --------        --------        --------        --------
Income (loss) from investment operations:
  Net investment income (loss) (a) ......      0.13            0.11            0.10            0.09            0.01
  Net realized and unrealized gain (loss)     (0.54)          (1.03)          (0.80)           2.80            0.83
                                           --------        --------        --------        --------        --------
  Total from investment operations ......     (0.41)          (0.92)          (0.70)           2.89            0.84
                                           --------        --------        --------        --------        --------
Less distributions from:
  Net investment income .................     (0.10)          (0.08)          (0.04)          (0.10)          (0.03)
  Net realized gains ....................        --              --           (0.79)          (0.11)          (1.12)
                                           --------        --------        --------        --------        --------
  Total distributions ...................     (0.10)          (0.08)          (0.83)          (0.21)          (1.15)
                                           --------        --------        --------        --------        --------
Net asset value, end of period ..........  $  11.02        $  11.53        $  12.53         $ 14.06        $  11.38
                                           ========        ========        ========        ========        ========
TOTAL RETURN (b) ........................   (3.55)%         (7.33)%         (4.85)%          25.55%           7.21%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $  3,019        $  3,441        $  1,649        $  2,441        $  2,646
Ratios to average net assets:
  Net expenses ..........................     1.43%           1.43%           1.43%           1.43%           1.43%
  Gross expenses ........................     1.86%           2.03%           2.27%           2.12%           1.93%
  Net investment income .................     1.15%           0.91%           0.68%           0.77%           0.43%
Portfolio turnover rate .................       25%             17%             43%             50%             56%

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.

(b) Total returns assume changes in share price and reinvestment of all dividends and distributions.

================================================================================

LAZARD EMERGING MARKETS PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                            YEAR ENDED
                                              ------------------------------------------------------------------------
INSTITUTIONAL SHARES                          12/31/02        12/31/01        12/31/00        12/31/99        12/31/98
                                              --------        --------        --------        --------        --------
Net asset value, beginning of period .......  $   7.22        $   7.52        $  10.70        $  6.94         $   9.20
                                              --------        --------        --------        --------        --------
Income (loss) from investment operations:
  Net investment income (loss) (a) .........      0.10            0.07            0.06            0.09            0.10
  Net realized and unrealized gain (loss) ..     (0.13)          (0.31)          (3.22)           3.77           (2.26)
                                              --------        --------        --------        --------        --------
  Total from investment operations .........     (0.03)          (0.24)          (3.16)           3.86           (2.16)
                                              --------        --------        --------        --------        --------
Less distributions from:
  Net investment income ....................     (0.08)          (0.06)          (0.02)          (0.10)          (0.10)
  Net realized gains .......................        --              --              --              --              --
                                              --------        --------        --------        --------        --------
  Total distributions ......................     (0.08)          (0.06)          (0.02)          (0.10)          (0.10)
                                              --------        --------        --------        --------        --------
Net asset value, end of period .............  $   7.11        $   7.22        $   7.52        $  10.70        $   6.94
                                              ========        ========        ========        ========        ========
TOTAL RETURN (b) ...........................   (0.37)%         (3.16)%        (29.53)%          55.81%        (23.49)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...  $345,176        $308,608        $317,691        $465,278        $298,033
Ratios to average net assets:
  Net expenses .............................     1.31%           1.29%           1.26%           1.24%           1.28%
  Gross expenses ...........................     1.31%           1.29%           1.27%           1.25%           1.29%
  Net investment income ....................     1.30%           0.91%           0.62%           1.05%           1.84%
Portfolio turnover rate ....................       31%             43%             72%             46%             36%


                                                                            YEAR ENDED
                                              ------------------------------------------------------------------------
OPEN SHARES                                   12/31/02        12/31/01        12/31/00        12/31/99        12/31/98
                                              --------        --------        --------        --------        --------
Net asset value, beginning of period .......  $   7.24        $   7.54        $  10.74        $   6.97        $   9.20
                                              --------        --------        --------        --------        --------
Income (loss) from investment operations:
  Net investment income (loss) (a) .........      0.08            0.05            0.03            0.06            0.11
  Net realized and unrealized gain (loss) ..     (0.13)          (0.32)          (3.23)           3.79           (2.26)
                                              --------        --------        --------        --------        --------
  Total from investment operations .........     (0.05)          (0.27)          (3.20)           3.85           (2.15)
                                              --------        --------        --------        --------        --------
Less distributions from:
  Net investment income ....................     (0.06)          (0.03)             --           (0.08)          (0.08)
  Net realized gains .......................        --              --              --              --              --
                                              --------        --------        --------        --------        --------
  Total distributions ......................     (0.06)          (0.03)             --           (0.08)          (0.08)
                                              --------        --------        --------        --------        --------
Net asset value, end of period .............  $   7.13        $   7.24        $   7.54        $  10.74        $   6.97
                                              ========        ========        ========        ========        ========
TOTAL RETURN (b) ...........................   (0.65)%         (3.54)%        (29.80)%          55.26%        (23.30)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...  $  9,140        $ $6,712        $  5,459        $ 10,491        $  8,191
Ratios to average net assets:
  Net expenses .............................     1.60%           1.60%           1.60%           1.60%           1.60%
  Gross expenses ...........................     1.84%           2.00%           1.80%           1.75%           1.76%
  Net investment income ....................     1.09%           0.63%           0.30%           0.73%           1.54%
Portfolio turnover rate ....................       31%             43%             72%             46%             36%

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.

(b) Total returns assume changes in share price and reinvestment of all dividends and distributions.

================================================================================


LAZARD BOND PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                            YEAR ENDED
                                              ------------------------------------------------------------------------
INSTITUTIONAL SHARES                          12/31/02        12/31/01        12/31/00        12/31/99        12/31/98
                                              --------        --------        --------        --------        --------
Net asset value, beginning of period .......  $   9.56        $   9.37        $   9.29        $   9.89        $  10.03
                                              --------        --------        --------        --------        --------
Income (loss) from investment operations:
  Net investment income (loss) (a) .........      0.41            0.52            0.59            0.55            0.55
  Net realized and unrealized gain (loss) ..      0.28            0.19            0.08           (0.60)           0.01
                                              --------        --------        --------        --------        --------
  Total from investment operations .........      0.69            0.71            0.67           (0.05)           0.56
                                              --------        --------        --------        --------        --------
Less distributions from:
  Net investment income ....................     (0.41)          (0.52)          (0.59)          (0.55)          (0.55)
  Net realized gains .......................        --              --              --              --           (0.15)
                                              --------        --------        --------        --------        --------
  Total distributions ......................     (0.41)          (0.52)          (0.59)          (0.55)          (0.70)
                                              --------        --------        --------        --------        --------
Net asset value, end of period .............  $   9.84        $   9.56        $   9.37        $   9.29        $   9.89
                                              ========        ========        ========        ========        ========
TOTAL RETURN (b) ...........................     7.44%           7.68%           7.53%         (0.46)%           5.77%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...   $48,745         $44,013         $54,847         $91,557        $100,397
Ratios to average net assets:
  Net expenses .............................     0.98%           0.91%           0.82%           0.76%           0.78%
  Gross expenses ...........................     0.98%           0.91%           0.82%           0.76%           0.79%
  Net investment income ....................     4.30%           5.44%           6.38%           5.74%           5.45%
Portfolio turnover rate ....................      391%            238%            355%            549%            335%

                                                                             YEAR ENDED
                                              ------------------------------------------------------------------------
OPEN SHARES                                    12/31/02        12/31/01        12/31/00       12/31/99        12/31/98
                                               --------        --------        --------       --------        --------
Net asset value, beginning of period .......   $   9.56         $  9.37        $  9.29         $  9.88        $ 10.02
                                               --------         -------        -------         -------        -------
Income (loss) from investment operations:
  Net investment income (loss) (a) .........      0.40            0.50            0.57            0.51           0.52
  Net realized and unrealized gain (loss) ..      0.27            0.19            0.08           (0.58)          0.01
                                               -------          ------         -------         -------        -------
  Total from investment operations .........      0.67            0.69            0.65           (0.07)          0.53
                                               -------          ------         -------         -------        -------
Less distributions from:
  Net investment income ....................     (0.40)          (0.50)          (0.57)          (0.52)         (0.52)
  Net realized gains .......................        --              --              --              --          (0.15)
                                               -------          ------         -------         -------        -------
  Total distributions ......................     (0.40)          (0.50)          (0.57)          (0.52)         (0.67)
                                               -------          ------         -------         -------        -------
Net asset value, end of period .............   $  9.83          $ 9.56         $  9.37         $  9.29        $  9.88
                                               =======          ======         =======         =======        =======
TOTAL RETURN (b) ...........................     7.15%           7.49%           7.25%         (0.76)%          5.42%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...   $10,848          $8,807         $11,457         $11,605        $15,226
Ratios to average net assets:
  Net expenses .............................     1.10%           1.10%           1.10%           1.10%          1.10%
  Gross expenses ...........................     1.44%           1.35%           1.27%           1.15%          1.21%
  Net investment income ....................     4.15%           5.24%           6.13%           5.37%          5.11%
Portfolio turnover rate ....................      391%            238%            355%            549%           335%

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.

(b) Total returns assume changes in share price and reinvestment of all dividends and distributions.

================================================================================


LAZARD HIGH YIELD PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                    YEAR ENDED                             FOR THE PERIOD
                                              --------------------------------------------------------       1/2/98* TO
INSTITUTIONAL SHARES                          12/31/02        12/31/01        12/31/00        12/31/99        12/31/98
                                              --------        --------        --------        --------        --------
Net asset value, beginning of period .......   $  5.95         $  6.57        $   8.77         $  9.42         $ 10.00
                                               -------         -------        --------         -------         -------
Income (loss) from investment operations:
  Net investment income (loss) (a) .........      0.58            0.76            0.96            0.92            0.88
  Net realized and unrealized gain (loss) ..     (1.22)          (0.62)          (2.20)          (0.65)          (0.57)
                                               -------         -------        --------         -------         -------
  Total from investment operations .........     (0.64)           0.14           (1.24)           0.27            0.31
                                               -------         -------        --------         -------         -------
Less distributions from:
  Net investment income ....................     (0.59)          (0.76)          (0.96)          (0.92)          (0.89)
  Net realized gains .......................        --              --              --              --              --
                                               -------         -------        --------         -------         -------
  Total distributions ......................     (0.59)          (0.76)          (0.96)          (0.92)          (0.89)
                                               -------         -------        --------         -------         -------
Net asset value, end of period .............   $  4.72          $ 5.95          $ 6.57         $  8.77         $  9.42
                                               =======         =======        ========         =======         =======
TOTAL RETURN (b) ...........................  (11.14)%           2.03%        (15.19)%           2.94%           2.90%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...   $78,128         $71,467         $65,752         $83,664         $41,935
Ratios to average net assets:
  Net expenses (c) .........................     0.75%           0.75%           0.75%           0.94%           1.05%
  Gross expenses (c) .......................     1.08%           1.07%           1.00%           1.06%           1.55%
  Net investment income (c) ................    11.09%          11.85%          12.24%          10.08%           8.87%
Portfolio turnover rate ....................      229%            234%            148%            190%            418%


                                                                    YEAR ENDED                             FOR THE PERIOD
                                              --------------------------------------------------------       1/2/98* TO
OPEN SHARES                                   12/31/02        12/31/01        12/31/00        12/31/99        12/31/98
                                              --------        --------        --------        --------        --------
Net asset value, beginning of period .......   $  5.95         $  6.57        $   8.78         $  9.42         $ 10.37
                                               -------         -------        --------         -------         -------
Income (loss) from investment operations:
  Net investment income (loss) (a) .........      0.55            0.74            0.94            0.90            0.72
  Net realized and unrealized gain (loss) ..     (1.19)          (0.62)          (2.21)          (0.65)          (0.94)
                                               -------         -------        --------         -------         -------
  Total from investment operations .........     (0.64)           0.12           (1.27)           0.25           (0.22)
                                               -------         -------        --------         -------         -------
Less distributions from:
  Net investment income ....................     (0.58)          (0.74)          (0.94)          (0.89)          (0.73)
  Net realized gains .......................        --              --              --              --              --
                                               -------         -------        --------         -------         -------
  Total distributions ......................     (0.58)          (0.74)          (0.94)          (0.89)          (0.73)
                                               -------         -------        --------         -------         -------
Net asset value, end of period .............   $  4.73          $ 5.95          $ 6.57          $ 8.78          $ 9.42
                                               =======         =======        ========        ========        ========
TOTAL RETURN (b) ...........................  (11.27)%           1.72%        (15.54)%           2.68%         (2.24)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...   $   965         $12,249         $13,552         $ 1,305        $    949
Ratios to average net assets:
  Net expenses (c) .........................     1.05%           1.05%           1.05%           1.22%           1.35%
  Gross expenses (c) .......................     2.48%           1.46%           1.38%           2.92%           9.77%
  Net investment income (c) ................     9.84%          11.57%          12.10%           9.89%           8.59%
Portfolio turnover rate ....................      229%            234%            148%            190%            418%

*   Commencement of operations.

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.

(b) Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.

(c) Annualized for periods of less than one year.

================================================================================

LAZARD GLOBAL HIGH YIELD PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                            YEAR ENDED
                                              ------------------------------------------------------------------------
INSTITUTIONAL SHARES                          12/31/02        12/31/01        12/31/00        12/31/99        12/31/98
                                              --------        --------        --------        --------        --------
Net asset value, beginning of period .......  $   7.81        $   7.96        $   8.83        $   9.01        $   9.66
                                              --------        --------        --------        --------        --------
Income (loss) from investment operations:
  Net investment income (loss) (a) .........      0.39            0.48            0.59            0.61            0.76
  Net realized and unrealized gain (loss) ..     (0.54)          (0.15)          (0.49)          (0.18)          (0.69)
                                              --------        --------        --------        --------        --------
  Total from investment operations .........     (0.15)           0.33            0.10            0.43            0.07
                                              --------        --------        --------        --------        --------
Less distributions from:
  Net investment income ....................     (0.30)          (0.48)          (0.97)          (0.61)          (0.44)
  Net realized gains .......................        --              --              --              --              --
  Capital ..................................     (0.10)             --              --              --           (0.28)
                                              --------        --------        --------        --------        --------
  Total distributions ......................     (0.40)          (0.48)          (0.97)          (0.61)          (0.72)
                                              --------        --------        --------        --------        --------
Net asset value, end of period .............  $   7.26          $ 7.81          $ 7.96          $ 8.83          $ 9.01
                                              ========        ========        ========        ========        ========
TOTAL RETURN (b) ...........................   (2.00)%           4.09%           1.12%           4.91%           0.75%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...  $ 79,025        $170,590        $240,162        $306,116        $397,599
Ratios to average net assets:
  Net expenses .............................     0.98%           0.93%           0.93%           0.91%           0.90%
  Gross expenses ...........................     0.98%           0.93%           0.93%           0.91%           0.90%
  Net investment income ....................     5.14%           5.99%           6.82%           6.82%           6.94%
Portfolio turnover rate ....................      363%            292%            207%            257%            276%

                                                                             YEAR ENDED
                                              ------------------------------------------------------------------------
OPEN SHARES                                   12/31/02        12/31/01        12/31/00        12/31/99        12/31/98
                                              --------        --------        --------        --------        --------
Net asset value, beginning of period .......    $ 7.81          $ 7.96          $ 8.83         $  9.02         $  9.66
                                                ------          ------          ------         -------         -------
Income (loss) from investment operations:
  Net investment income (loss) (a) .........      0.35            0.43            0.55            0.58            0.73
  Net realized and unrealized gain (loss) ..     (0.54)          (0.15)          (0.49)          (0.19)          (0.69)
                                                ------          ------          ------         -------         -------
  Total from investment operations .........     (0.19)           0.28            0.06            0.39            0.04
                                                ------          ------          ------         -------         -------
Less distributions from:
  Net investment income ....................     (0.25)          (0.43)          (0.93)          (0.58)          (0.40)
  Net realized gains .......................        --              --              --              --              --
  Capital ..................................     (0.09)             --              --              --           (0.28)
                                                ------          ------          ------         -------         -------
  Total distributions ......................     (0.34)          (0.43)          (0.93)          (0.58)          (0.68)
                                                ------          ------          ------         -------         -------
Net asset value, end of period .............    $ 7.28          $ 7.81          $ 7.96         $  8.83         $  9.02
                                                ======          ======          ======         =======         =======
TOTAL RETURN (b) ...........................   (2.48)%           3.53%           0.71%           4.40%           0.37%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...    $4,322          $6,616          $9,633         $16,035         $22,460
Ratios to average net assets:
  Net expenses .............................     1.58%           1.46%           1.34%           1.27%           1.28%
  Gross expenses ...........................     1.58%           1.46%           1.34%           1.27%           1.28%
  Net investment income ....................     4.58%           5.38%           6.40%           6.49%           6.60%
Portfolio turnover rate ....................      363%            292%            207%            257%            276%

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.

(b) Total returns assume changes in share price and reinvestment of all dividends and distributions.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)
================================================================================


LAZARD MORTGAGE PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                   YEAR ENDED             FOR THE PERIOD
                                             ------------------------      12/29/00* TO
INSTITUTIONAL SHARES                          12/31/02       12/31/01         12/31/00
                                               -------       --------         -------
Net asset value, beginning of period ........  $ 10.29        $ 10.00         $ 10.00
                                               -------        -------        --------
Income (loss) from investment operations:
  Net investment income (loss) (a) ..........     0.25           0.40              --(d)
  Net realized and unrealized gain (loss) ...     0.60           0.33              --
                                               -------        -------        --------
  Total from investment operations ..........     0.85           0.73              --
                                               -------        -------        --------
Less distributions from:
  Net investment income .....................    (0.28)         (0.40)             --(d)
  Net realized gains ........................    (0.36)         (0.04)              --
                                               -------        -------        --------
  Total distributions .......................    (0.64)         (0.44)          --
                                               -------        -------        --------
Net asset value, end of period ..............  $ 10.50        $ 10.29        $  10.00
                                               =======        =======        ========
TOTAL RETURN (b) ............................    8.38%          7.44%           0.04%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ....  $87,148        $77,631          $  100
Ratios to average net assets:
  Net expenses (c) ..........................    0.64%          0.65%           0.65%
  Gross expenses (c) ........................    0.64%          1.37%         570.50%(e)
  Net investment income (c) .................    2.37%          3.04%           4.38%
Portfolio turnover rate .....................     497%           249%              0%

*    Commencement of operations.
(a) For the periods ended 12/31/02 and 12/31/00, net investment income (loss) was computed using the average shares method.

(b) Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.

(c) Annualized for periods of less than one year. (d) Amount is less than $0.01 per share.

(e) Gross expense ratio was the result of the Portfolio being in existence for three days during the period ended 12/31/00.

                  PERFORMANCE INFORMATION FOR RELATED ACCOUNTS
================================================================================

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO ONLY

THIS IS NOT THE PORTFOLIO'S PERFORMANCE

The Portfolio's investment objective, policies and strategies are substantially similar to those used by the Investment Manager in managing certain discretionary investment management accounts (the "Private Accounts") and registered investment companies (the "Fund Accounts"). The chart below shows the historical investment performance for a composite (the "Fund Related Account Composite") of the Fund Accounts and certain of the Private Accounts and for the Portfolio's benchmark index. The Fund Related Account Composite should not be interpreted as indicative of the Portfolio's future performance.

                                   Annual Total Returns for the Year Ended December 31,
==================================================================================================================================
                                  1994       1995       1996       1997       1998       1999       2000       2001       2002
----------------------------------------------------------------------------------------------------------------------------------
FUND RELATED ACCOUNT COMPOSITE*    1.2%       6.0%      12.1%      18.9%      23.7%      20.2%       3.2%     (19.7)%    (12.6)%
----------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX**                  7.8%      11.2%       6.0%       1.8%      20.0%      27.0%     (14.2)%    (21.4)%    (15.9)%
----------------------------------------------------------------------------------------------------------------------------------

                                               Average Annual Total Returns
                                          for the periods ended December 31, 2002
==================================================================================================================================
                                             INCEPTION DATE            ONE YEAR             FIVE YEARS         SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
FUND RELATED ACCOUNT COMPOSITE*                  1/1/94                 (12.6)%                1.5%                 4.9%
----------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX**                                   N/A                 (15.9)%               (2.9)%                1.5%
----------------------------------------------------------------------------------------------------------------------------------

 * The Fund Related Account Composite excludes certain Private Accounts managed by the Investment Manager. However, the Investment Manager believes the exclusion of such accounts does not materially affect the performance or otherwise cause the performance to be misleading.

** The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far
   East (EAFE) Index is an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

Certain Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Code which, if applicable, may have adversely affected the performance of the Fund Related Account Composite. The performance results of the Fund Related Account Composite reflect actual fees charged to the Private Accounts and the Fund Accounts. They do not reflect the estimated fees and expenses to be incurred by the Portfolio which, if reflected, would have reduced returns.

Additionally, although it is anticipated that the Portfolio and the Private Accounts and Fund Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flow resulting from purchases and redemptions of Portfolio shares and shares in the Fund Accounts may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

The returns of each Private Account are time-weighted, use trade date accounting, and are based upon quarterly portfolio valuations prior to April 1995 and upon monthly portfolio valuations from April 1995 to the present. The performance figures reflect the reinvestment of dividends and other distributions as of the ex-dividend date. The returns of the Fund Related Account Composite are dollar-weighted based upon beginning period market values on a monthly basis. This calculation methodology differs from guidelines of the Securities and Exchange Commission (the "Commission") for calculating performance of mutual funds.

                       This Page Intentionally Left Blank

For more information about the Portfolios, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS (REPORTS):
-----------------------------------------

The Fund's annual and semi-annual reports to shareholders contain additional information on each Portfolio's investments. In the annual report, you will find a broad discussion of the market conditions and investments strategies that significantly affected each Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
------------------------------------------

The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.


--------------------------------------------------------------------------------
   You can get a free copy of the Reports and the SAI, or request other information and discuss your questions about the Portfolios, by contacting the Fund at:

                             The Lazard Funds, Inc.
                              30 Rockefeller Plaza
                          New York, New York 10112-6300
                            Telephone: (800) 823-6300
                            http://www.LazardNet.com

--------------------------------------------------------------------------------

You can review the Fund's Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. For information, call
(202) 942-8090. You can get text-only copies:

       o After paying a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by e-mail request to publicinfo@sec.gov.

       o  Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-06312



================================================================================

INVESTMENT MANAGER

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 823-6300


DISTRIBUTOR

Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112-6300


CUSTODIAN


State Street Corporation
225 Franklin Street
Boston, Massachusetts 02110



TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: (800) 986-3455

INDEPENDENT PUBLIC ACCOUNTANTS

Anchin, Block & Anchin LLP
1375 Broadway
New York, New York  10018
http://www.anchin.com

LEGAL COUNSEL

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

[Graphic Omitted]






















[Graphic]    The Lazard Funds, Inc.  30 Rockefeller Plaza      Tel 800-823-6300
 Omitted]                            New York, NY 10112-6300   www.LazardNet.com




                                                                         MF23101

                             THE LAZARD FUNDS, INC.
                              30 Rockefeller Plaza
                          New York, New York 10112-6300
                                 (800) 823-6300

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2003

            The Lazard Funds, Inc. (the "Fund") is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund, dated May 1, 2003, as it may be revised from time to time, relating to the following eleven portfolios (individually, a "Portfolio" and collectively, the "Portfolios"):

Lazard Equity Portfolio                       Lazard Emerging Markets Portfolio
Lazard Mid Cap Portfolio                      Lazard Bond Portfolio
Lazard Small Cap Portfolio                    Lazard High Yield Portfolio
Lazard International Equity Portfolio         Lazard Global High Yield Portfolio
Lazard International Equity Select Portfolio  Lazard Mortgage Portfolio
Lazard International Small Cap Portfolio


            Each Portfolio (except Mortgage Portfolio) currently offers two classes of shares--Institutional Shares and Open Shares. Mortgage Portfolio only offers Institutional Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each Class.

            To obtain a copy of the Fund's Prospectus, please write or call the Fund at the address and telephone number above.

            The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
================================================================================

Description of the Fund and Portfolios.........................................1


Investment Restrictions.......................................................22

Management....................................................................24

Determination of Net Asset Value..............................................33

Portfolio Transactions........................................................34

How to Buy and How to Sell Shares.............................................37

Distribution and Servicing Plan (Open Shares Only)............................39

Dividends and Distributions...................................................40

Taxation......................................................................41

Performance Information.......................................................44

Information About the Fund and Portfolios.....................................47

Counsel and Independent Auditors..............................................56

Additional Information........................................................56

Appendix......................................................................58

                     DESCRIPTION OF THE FUND AND PORTFOLIOS

            The Fund is a Maryland corporation organized on May 17, 1991. Each Portfolio is a separate series of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio is a diversified investment company, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.


            Lazard Asset Management LLC serves as the investment manager (the "Investment Manager") to each of the Portfolios.

            Lazard Freres & Co. LLC ("Lazard" or the "Distributor") is the distributor of each Portfolio's shares.


CERTAIN PORTFOLIO SECURITIES

            The following information supplements and should be read in conjunction with the Fund's Prospectus.

            DEPOSITARY RECEIPTS. (All Portfolios, except Small Cap and Mortgage Portfolios) Each Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

            These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

            FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. (All Portfolios, except Small Cap and Mortgage Portfolios) Each Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

            FOREIGN SECURITIES. (All Portfolios, except Small Cap and Mortgage Portfolios) Each Portfolio may invest in non-U.S. securities as described in the Fund's Prospectus. In addition, Equity Portfolio may invest up to 15% of total assets in non-U.S. equity securities that trade in U.S. markets, and Mid Cap Portfolio may invest up to 15% of total assets in non-U.S. equity securities.


            FIXED-INCOME SECURITIES. (All Portfolios) Each fixed-income Portfolio may invest in fixed-income securities as described in the Prospectus. In addition, Equity Portfolio may invest up to 20% of its assets in U.S. Government securities and investment grade debt obligations of U.S. corporations; Mid Cap, Small Cap and International Small Cap Portfolios may each invest up to 20% of its assets in investment grade debt securities; and International Equity and International Equity Select Portfolios may each invest up to 20% of its assets in investment grade fixed-income securities and short-term money market instruments.


            CONVERTIBLE SECURITIES. (All Portfolios, except Mortgage Portfolio) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

            Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

            Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

            WARRANTS. (All Portfolios, except Mortgage Portfolio) A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. A Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

            PARTICIPATION INTERESTS. (All Portfolios) Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest.

            Each Portfolio may invest in corporate obligations denominated in U.S. or (except Equity and Small Cap Portfolios) foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." Each Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants."

            Each Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.


            STRUCTURED NOTES, BONDS OR DEBENTURES. (Global High Yield Portfolio only) Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant changes in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

            VARIABLE AND FLOATING RATE SECURITIES. (All Portfolios) Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate.

            Each Portfolio may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well.

            Each Portfolio (except Mortgage Portfolio) also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.


            MUNICIPAL OBLIGATIONS. (Bond, High Yield and Global High Yield Portfolios) Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal obligations bear fixed, floating or variable rates of interest which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Each of these Portfolios also may acquire call options on specific municipal obligations. Each of these Portfolios generally would purchase these call options to protect the Portfolio from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.


            While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders on Portfolio shares which are attributable to interest income received by the Portfolio from municipal obligations generally will be subject to federal income tax. Each of these Portfolios may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Portfolio investments. Each of these

Portfolios currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.


            ZERO COUPON, PAY-IN-KIND AND STEP UP SECURITIES. (Bond, High Yield, Global High Yield and Mortgage Portfolios) Each of these Portfolios may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. Each of these Portfolios may invest in pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds. Each of these Portfolios also may purchase step up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, each of these Portfolios will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, each of these Portfolios may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, each of these Portfolios may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

            MORTGAGE-RELATED SECURITIES. (Bond, High Yield, Global High Yield and Mortgage Portfolios and, to a limited extent, Equity, Mid Cap and Small Cap Portfolios) Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.


RESIDENTIAL MORTGAGE-RELATED SECURITIES. Each of these Portfolios may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

            Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also know as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

COMMERCIAL MORTGAGE-RELATED SECURITIES. Each of these Portfolios may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. These mortgage-related securities generally are constructed to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

SUBORDINATED SECURITIES. Each of these Portfolios, except Mortgage Portfolio, may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND MULTI-CLASS PASS-THROUGH SECURITIES. Each of these Portfolios may invest in CMOs, which are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or FHLMC pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or
(e) any combination thereof.

            Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a

CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Portfolios also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Bond and High Yield Portfolios may invest, to a limited extent, in residual interests in real estate mortgage investment conduits ("REMICs"). See "Taxation."

            Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. Each Portfolio's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

STRIPPED MORTGAGE-BACKED SECURITIES. Each of these Portfolios, except Mortgage Portfolio, also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

PRIVATE ENTITY SECURITIES. Each of these Portfolios may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMO RESIDUALS. CMO Residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

            The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See "Stripped Mortgage-Backed Securities" above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

            CMO Residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, whether or not registered under the Securities Act of 1933, as amended (the "Securities Act"), CMO Residuals may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities in which a Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

            REAL ESTATE INVESTMENT TRUSTS. (All Portfolios, except Mortgage Portfolio) Each of these Portfolios may invest in Real Estate Investment Trusts ("REITs"). A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

            REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").


            ASSET-BACKED SECURITIES. (Bond, High Yield, Global High Yield and Mortgage Portfolios) Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included credit card and automobile receivables, home equity loans, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Each of these Portfolios may invest in these and other types of asset-backed securities that may be developed in the future.


            Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide each of these Portfolios with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

            Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.


            BRADY BONDS. (Global High Yield Portfolio only) The Portfolio may invest in Brady Bonds, which are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have been issued relatively recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies, although most are U.S. dollar-denominated. They are actively traded in the over-the-counter secondary market.

            Collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon securities which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

            In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

            INVESTMENT COMPANIES. (All Portfolios) Each of Mid Cap, International Equity Select, International Small Cap, Emerging Markets, High Yield and Mortgage Portfolios may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Under the 1940 Act, a Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Equity, Small Cap, International Equity, Bond and Global High Yield Portfolios may not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization, and Equity, Small Cap and International Equity Portfolios may purchase securities of any one closed-end fund in an amount up to 5% of the Portfolio's total assets and may purchase securities of closed-end funds in the aggregate in an amount of up to 10% of the Portfolio's total assets. Investments in the securities of investment companies may involve duplication of advisory fees and certain other expenses.


            ILLIQUID SECURITIES. (All Portfolios) Each Portfolio may invest up to 10% (15% in the case of Mid Cap, International Equity Select and High Yield Portfolios) of the value of its net assets (total assets, in the case of Equity Portfolio) in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale (such as private placements and certain restricted securities), repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, a Portfolio is subject to the risk that should the Portfolio desire to sell them when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

            MONEY MARKET INSTRUMENTS; TEMPORARY DEFENSIVE POSITIONS. (All Portfolios) When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations ("Money Market Instruments"). For Emerging Markets Portfolio, when the Investment Manager believes it is warranted for defensive purposes, the Portfolio may invest without limitation in high quality fixed-income securities or equity securities of U.S. companies. Each Portfolio also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position.

INVESTMENT TECHNIQUES

            The following information supplements and should be read in conjunction with the Fund's Prospectus.


            BORROWING MONEY. (All Portfolios) Each Portfolio may borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments. Money borrowed will be subject to interest costs. In addition, Equity, Mid Cap, International Equity Select, International Small Cap, Emerging Markets and High Yield Portfolios may each borrow for investment purposes to the extent permitted under the 1940 Act. See "Leverage" below.

            LEVERAGE. (Equity, Mid Cap, International Equity Select, International Small Cap, Emerging Markets and High Yield Portfolios) Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investment. Money borrowed for leveraging is limited to 33-1/3% of the value of the Portfolio's total assets. Interest costs may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


            Each Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. As a result of these transactions, the Portfolio is exposed to greater potential fluctuation in the value of its assets and its net asset value per share. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission (the "Commission"). The Commission views reverse repurchase transactions as collateralized borrowing by a Portfolio. Except for these transactions, each Portfolio's borrowings generally will be unsecured.

            LENDING PORTFOLIO SECURITIES. (All Portfolios) Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's total assets. The Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Investment Manager to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral.

            DERIVATIVES. (All Portfolios) Each Portfolio may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swap agreements, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

            Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance.

            If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

            Although neither the Fund nor any Portfolio will be a commodity pool, certain derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission (the "CFTC") which limit the extent to which a Portfolio can invest in futures contracts and options on futures contracts. A Portfolio may invest in futures contracts and options on futures contracts for hedging purposes without limit. However, a Portfolio may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets (or such other amount as may be permitted by the CFTC), after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

            Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.


            Successful use of derivatives by a Portfolio also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market and to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

            Pursuant to regulations and/or published positions of the Commission, a Portfolio may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Portfolio may have to sell securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. The segregation of such assets will have the effect of limiting the Portfolio's ability to otherwise invest those assets.

FUTURES TRANSACTIONS--IN GENERAL. (All Portfolios, except Equity, Small Cap, International Equity and Global High Yield Portfolios) Each Portfolio may enter into futures contracts in U.S. domestic markets, or (except Mortgage Portfolio) on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

            Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio's net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.




SPECIFIC FUTURES TRANSACTIONS. Mid Cap, International Equity Select, International Small Cap and Emerging Markets Portfolios may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

            International Equity Select, International Small Cap, Emerging Markets, Bond, High Yield and Mortgage Portfolios may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

            Each Portfolio, except Equity, Small Cap, International Equity, Bond, Global High Yield and Mortgage Portfolios, may buy and sell foreign currency futures. A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS--IN GENERAL. (All Portfolios, except Equity and Small Cap ) Each Portfolio may buy and sell (write) covered call and put options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.


            A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

            There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS. Each of these Portfolios may buy and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

            Each of these Portfolios, except International Equity and Mortgage Portfolios, may buy and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.


            Each of these Portfolios may purchase cash-settled options on interest rate swaps (except International Equity, Global High Yield and Mortgage Portfolios), interest rate swaps denominated in foreign currency (except in the case of Global High Yield Portfolio), and equity index swaps (except in the case of International Equity and Global High Yield Portfolios) in pursuit of its investment objective. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.


            Successful use by a Portfolio of options will be subject to the Investment Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager's predictions are incorrect, the Portfolio may incur losses.

SWAP AGREEMENTS. To the extent consistent with the Portfolio's investment objective and management policies as set forth herein, each Portfolio may enter into equity, interest rate, index, total return and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a

"basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

            Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

FUTURE DEVELOPMENTS. A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in the Prospectus or this Statement of Additional Information.

            SHORT-SELLING. (Mid Cap, High Yield and Mortgage Portfolios) Each of these Portfolios may engage in short sales of securities. In these transactions, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively. The Portfolio also may make short sales "against the box," in which the Portfolio enters into a short sale of a security it owns. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. A Portfolio may not make a short-sale which results in the Portfolio having sold short in the aggregate more than 5% of the outstanding securities of any class of issuer.

            Until the Portfolio closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

            FORWARD COMMITMENTS. (All Portfolios) A Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make a payment until it receives delivery from the counterparty. The Portfolio will segregate permissible liquid assets at least equal at all times to the amount of the Portfolio's purchase commitments. The Portfolio intends to engage in forward commitments to increase the Portfolio's financial exposure to the types of securities in which it invests, which will increase the Portfolio's exposure to changes in interest rates and will increase the volatility of its returns. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will the Portfolio have more than 33-1/3% of its total assets committed to purchase securities on a forward commitment basis.

            Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.


            FORWARD ROLL TRANSACTIONS. (Mortgage Portfolio only) To enhance current income, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and purchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, commercial paper and agency discount notes, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for the Portfolio exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the purchase price of those securities. The Portfolio will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).


            FOREIGN CURRENCY TRANSACTIONS. (All Portfolios, except Equity, Small Cap, Bond and Mortgage Portfolios) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

            Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

            EQUITY SECURITIES. (All Portfolios, except Bond and Mortgage Portfolios) Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.


            SMALLER COMPANY SECURITIES. (Small Cap, International Small Cap and Emerging Markets Portfolios) Each of these Portfolios may purchase securities of smaller capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may have a greater chance of loss than by investing in securities of larger capitalization companies.


            FIXED-INCOME SECURITIES. (All Portfolios) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.


            The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities, such as those rated below investment grade by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's" and together with S&P, the "Rating Agencies"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security.

            MORTGAGE-RELATED SECURITIES. (Bond, High Yield, Global High Yield and Mortgage Portfolios and, to a limited extent, Equity, Mid Cap and Small Cap Portfolios) Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.


            As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

            FOREIGN SECURITIES. (All Portfolios, except Small Cap and Mortgage Portfolios) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

            Because evidences of ownership of such securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio's net asset value on days when investors have no access to the Portfolio.


            With respect to Emerging Markets, High Yield and Global High Yield Portfolios, developing countries have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for these Portfolios have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.


            Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

            FOREIGN CURRENCY TRANSACTIONS. (All Portfolios, except Equity, Small Cap, Bond and Mortgage Portfolios) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


            LOWER RATED SECURITIES. (Bond, High Yield and Global High Yield Portfolios) Each of these Portfolios may invest a portion of its assets (and High Yield and Global High Yield Portfolios each invests at least 80% of its assets) in higher yielding (and, therefore, higher risk) debt securities rated as low as the lowest rating assigned by a Rating Agency (commonly known as junk bonds).


            Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Portfolios' relative share price volatility. The ratings of the Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. See "Appendix" for a general description of the Rating Agencies' ratings. Each Portfolio will rely on the judgment, analysis and experience of the Investment Manager in evaluating the creditworthiness of an issuer.

            Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

            Because there is no established retail secondary market for many of these securities, the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and each Portfolio's ability to dispose of particular issues when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value and could result in a Portfolio selling such securities at lower prices than those used in calculating a Portfolio's net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

            These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on their value.

            Each of these Portfolios may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. None of these Portfolios has an arrangement with any persons concerning the acquisition of such securities, and the Investment Manager will review carefully the credit and other characteristics pertinent to such new issues.

            The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.


            GLOBAL HIGH YIELD PORTFOLIO. During the year ended December 31, 2002, the average weighted distribution of investments (at value) of Global High Yield Portfolio by rating was as follows:

                                                         Percentage of
            S&P*                                       Total Investment
            ----                                       ----------------
            AAA                                               4.0
            A+                                                7.6
            A                                                 5.5
            A-                                                3.3
            BBB+                                              1.2
            BBB                                               9.7
            BBB-                                              0.2
            BB+                                               3.5
            BB                                                1.4
            BB-                                               3.3
            B+                                                2.2
            B                                                 1.2
            B-                                                1.0
            CCC+                                              2.0
            CCC                                               0.1
            D                                                 0.1
            NOT RATED**                                      53.7
                                                             ----
                   Total                                    100.0%***

----------
* Included within these categories are securities rated in comparable categories by another nationally recognized statistical rating organization.
** Included in the Not Rated category are securities comprising 53.7% of the Portfolio's market value, including 25.2% in obligations of agencies or instrumentalities of the U.S. Government, 19.8% in securities determined by the Investment Manager to be of comparable quality to securities rated BBB, and 8.7% in U.S. Treasury obligations.
*** Approximately 0.8% of Global High Yield Portfolio's assets were held in cash and therefore not included in one of the above rating categories.

            The actual distribution of the Portfolio's investments by ratings on any given date will vary. In addition, the distribution of the Portfolio's investments by ratings as set forth above should not be considered as representative of the Portfolio's future investment portfolio composition.

            SIMULTANEOUS INVESTMENTS. (All Portfolios) Investment decisions for each Portfolio are made independently from those of the other Portfolios and other accounts managed by the Investment Manager. If, however, such other Portfolios or accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

                             INVESTMENT RESTRICTIONS

            Each Portfolio's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. In addition, each Portfolio (except as noted) has adopted investment restrictions numbered 1 through 10 as fundamental policies. However, the amendment of these restrictions to add an additional Portfolio, which amendment does not substantively affect the restrictions with respect to an existing Portfolio, will not require approval as described in the first sentence. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed, as to a Portfolio, by vote of a majority of the Fund's Board of Directors at any time.


            Under normal circumstances, each of the following Portfolios will invest at least 80% of its net assets, plus any borrowings for investment purposes, as follows (or other investments with similar economic characteristics): (i) Equity, International Equity and International Equity Select Portfolios--equity securities; (ii) Mid Cap Portfolio--equity securities of medium-sized companies; (iii) Small Cap and International Small Cap Portfolios--equity securities of small cap companies; (iv) Emerging Markets Portfolio--equity securities of companies whose principal business activities are located in emerging market countries; (v) Bond--bonds and other fixed-income securities; (vi) High Yield and Global High Yield Portfolios--bonds and other fixed-income securities rated, at the time of purchase, below investment grade by S&P or Moody's and as low as the lowest rating assigned by S&P or Moody's, or the unrated equivalent as determined by the Investment Manager; and (vii) Mortgage Portfolio--mortgage related securities of U.S. issuers. Each of these Portfolios has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change with respect to its 80% policy.


            None of the Portfolios may:


            1. issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus, (B) each of Mid Cap, International Equity Select, International Small Cap and Emerging Markets, and High Yield Portfolios also may borrow money to the extent permitted under the 1940 Act; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Sections 18(f) of the 1940 Act, and (C) Equity Portfolio may additionally utilize leverage as described in the Prospectus. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing;

            2. make loans, except loans of portfolio securities not having a value in excess of 33-1/3% of a Portfolio's total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies;

            3. for all Portfolios except Mid Cap, International Equity Select, High Yield and Mortgage Portfolios, invest in illiquid securities as defined in "Investment Objectives and Management Policies--Illiquid Securities" if immediately after such investment more than 10% of the value of the Portfolio's net assets, or, in the case of Equity Portfolio, more than 10% of the value of that Portfolio's total assets, taken at market value, would be invested in such securities;


            4. for Equity, Small Cap, International Equity, Bond and Global High Yield Portfolios, (A) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; and (B) Equity, Small Cap and International Equity Portfolios may purchase securities in an amount up to 5% of the value of the Portfolio's total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;


            5. purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would exceed 25% of the current value of such Portfolio's total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities;


            6. (A) purchase or sell real estate or real estate limited partnerships, except that a Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and Mid Cap, International Equity Select, International Small Cap, Emerging Markets, High Yield and Mortgage Portfolios also may purchase and sell securities that are secured by real estate;
            (B) purchase or sell commodities or commodity contracts (except that Mid Cap, International Equity Select, International Small Cap, Emerging Markets, High Yield and Mortgage Portfolios may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, Mid Cap, International Equity, International Equity Select, High Yield and Global High Yield Portfolios may purchase or sell foreign currency forward exchange contracts, Bond Portfolio may enter into futures contracts and options on futures contracts and Global High Yield Portfolio may purchase and write put and call options on foreign currencies); and (C) for all Portfolios except Equity, Mid Cap, International Equity Select, High Yield and Mortgage Portfolios, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;


            7. purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or, except for Mid Cap, International Equity Select, High Yield and Mortgage Portfolios, make short sales of securities;

            8. underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting;

            9. for Equity, Small Cap, International Equity, Bond and Global High Yield Portfolios, make investments for the purpose of exercising control or management;


            10. for Equity Portfolio, purchase restricted securities, which are securities that must be registered under the Securities Act before they may be offered or sold to the public, except that Equity Portfolio may invest up to 5% of the value of its total assets, taken at cost, in such securities;

                                      * * *


            11. for Mid Cap, International Equity Select, International Small Cap, Emerging Markets and High Yield Portfolios, pledge, hypothecate, mortgage or otherwise encumber its assets other than to secure permitted borrowings;


            12. for Mid Cap, International Equity Select, High Yield and Mortgage Portfolios, invest in illiquid securities as defined in "Investment Objectives and Management Policies--Illiquid Securities" if immediately after such investment more than 10% (15% in the case of Mid Cap, International Equity Select and High Yield Portfolios) of the value of the Portfolio's net assets would be invested in such securities;


            13. for Mid Cap, International Equity Select, International Small Cap, Emerging Markets, High Yield and Mortgage Portfolios, purchase securities of other investment companies, except to the extent permitted under the 1940 Act;


            14. for Equity, Mid Cap, International Equity Select, High Yield and Mortgage Portfolios, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;

            15. for International Equity Select Portfolio, make short sales of securities; or

            16. for International Small Cap and Emerging Markets Portfolios, make investments for the purpose of exercising control or management.

                                      * * *

            If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 1, however, if borrowings exceed 33-1/3% of the value of a Portfolio's total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three business days.

                                   MANAGEMENT

            The Fund's Board of Directors is responsible for the management and supervision of each Portfolio and approves all significant agreements with those companies that furnish services to the Portfolios. These companies are as follows:

    Lazard Asset Management LLC...................  Investment Manager


    Lazard Freres & Co. LLC.......................  Distributor

    Boston Financial Data Services, Inc...........  Transfer Agent and Dividend
                                                    Disbursing Agent


    State Street Bank and Trust Company...........  Custodian


            The Directors and Officers of the Fund, together with information as to their principal occupations during at least the last five years, are shown below.

NAME (AGE)                                                           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER
ADDRESS                             POSITION(S) WITH THE FUND*       DIRECTORSHIPS HELD
==================================================================================================================================
NON-INTERESTED DIRECTORS:

John J. Burke (74)                  Director                         Lawyer and Private Investor; Director, Pacific Steel &
50 Burning Tree Lane                since May 1991                   Recycling, a steel service and recycling company; Director,
Butte, MT 59701                                                      Sletten Construction Company, a multi-state general
                                                                     contractor; Trustee Emeritus, The University of Montana
                                                                     Foundation.

Kenneth S. Davidson (58)            Director                         President, Davidson Capital Management Corporation; Trustee,
Davidson Capital Management         since August 1995                The Julliard School; Chairman of the Board, Bridgehampton
Corporation                                                          Chamber Music Festival; Trustee, American Friends of the
500 Park Avenue                                                      National Gallery/London; Trustee, The Spence School.
Suite 510
New York, NY  10022

William Katz (48)                   Director                         President and Chief Executive Officer, BBDO New York, an
BBDO Worldwide                      since April 1997                 advertising agency; Director, BBDO Worldwide.
1285 Avenue of the Americas
New York, NY 10019

Lester Z. Lieberman (72)            Director                         Private Investor; Director, Dowel Associates, a real estate
25 Lindsley Drive                   since May 1991                   developer; Chairman, Healthcare Foundation of NJ; Director,
Morristown, NJ 07960                                                 Cives Steel Co.; Director, Northside Power Transmission Co.;
                                                                     Advisory Trustee, New Jersey Medical School.

Richard Reiss, Jr. (59)             Director                         Managing Partner, Georgica Advisors LLC, an investment
Georgica Advisors LLC               since May 1991                   manager; Director, Lazard Alternative Strategies Fund, LLC;
Carnegie Hall Tower                                                  Director, O'Charley's, Inc., a restaurant chain.
152 West 57th Street
46th Floor
New York, NY  10019

NAME (AGE)                                                           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER
ADDRESS                             POSITION(S) WITH THE FUND*       DIRECTORSHIPS HELD
==================================================================================================================================
INTERESTED DIRECTORS:**

Norman Eig (62)                     Chairman of the Board            Managing Director and Co-Chief Executive Officer of the
Lazard Asset Management LLC         since May 1991                   Investment Manager; Member of the Management Committee of
30 Rockefeller Plaza                                                 Lazard.
New York, NY  10112

Herbert W. Gullquist (65)           President and Director           Managing Director, Co-Chief Executive Officer and Chief
Lazard Asset Management LLC         since May 1991                   Investment Officer of the Investment Manager.
30 Rockefeller Plaza
New York, NY  10112

John Rutledge (54)                  Director                         Chairman, Rutledge Capital, LLC, an economics and investment
29 Horseshoe Road                   since May 1991                   advisory firm; Director, Strategic Optical Holdings Corp.;
Cos Cob, CT 06807                                                    Director, Framed Picture Enterprise; Director, Crom
                                                                     Corporation, a water storage system manufacturer; Director,
                                                                     Earle M. Jorgensen Co., a steel service center company;
                                                                     Director, Amerindo Funds, Inc., a family of three investment portfolios; Director, Vingage Corporation, a streaming video company; Chairman of Advisory Board, Saugatuck Capital.

----------
* Each Director serves an indefinite term, until his successor is elected, and each Director serves in such capacity for 15 Lazard portfolios.
**    Mr. Eig and Mr. Gullquist are "interested persons" (as defined in the 1940
      Act) of the Fund ("Interested Director") because of their positions with the Investment Manager; Mr. Rutledge is an Interested Director because of a family member's position with the Investment Manager.

NAME (AGE)
ADDRESS                             POSITION(S) WITH THE FUND*       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
==================================================================================================================================
OFFICERS:

Nathan A. Paul (30)                 Vice President and  Secretary    Director and General Counsel of the Investment Manager;
Lazard Asset Management LLC         since April 2002                 from September 1997 to October 2000, an Associate at
30 Rockefeller Plaza                                                 Schulte Roth & Zabel LLP, a law firm.
New York, NY  10112

Brian D. Simon (40)                 Assistant Secretary              Vice President of the Investment Manager; from July 1999 to
Lazard Asset Management LLC         since November 2002              October 2002, Vice President, Law & Regulations at J.& W.
30 Rockefeller Plaza                                                 Seligman & Co.; from July 1997 to July 1999, an Associate
New York, NY 10112                                                   at Schulte Roth & Zabel LLP, a law firm.

Stephen St. Clair (44)              Treasurer                        Fund Administration Manager of the Investment Manager.
Lazard Asset Management LLC         since April 2003
30 Rockefeller Plaza
New York, NY  10112

----------
* Each Officer serves an indefinite term, until his successor is elected, and each Officer serves in such capacity for 15 Lazard portfolios.

            The Fund has standing audit and nominating committees, each comprised of its Directors who are not "interested persons" of the Fund, as defined in the 1940 Act ("Independent Directors"). The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters, and the function of the nominating committee is to select and nominate all candidates who are not Independent Directors of the Fund for election to the Fund's Board of Directors. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing executive committee, comprised of Messrs. Eig and Gullquist. The primary function of the executive committee is to assist in valuing the Portfolio's investments. The audit committee met two times and the executive committee met approximately fifty times during the fiscal year ended December 31, 2002. The nominating committee had no meetings during the last fiscal year.

            The table below indicates the dollar range of each Director's ownership of Portfolio shares and aggregate holdings of all Lazard portfolios for which he is a Director, in each case as of December 31, 2002.

                            John J.      Kenneth S.                    Herbert W.    William      Lester Z.     Richard     John
Portfolio                   Burke        Davidson      Norman Eig      Gullquist     Katz         Lieberman     Reiss, Jr.  Rutledge
====================================================================================================================================
Equity Portfolio            Over         None          $10,001-        Over          None         None          None        None
                            $100,000                   50,000          $100,000

Mid Cap Portfolio           Over         None          None            Over          None         None          None        None
                            $100,000                                   $100,000

Small Cap Portfolio         Over         None          Over            Over          None         None          None        None
                            $100,000                   $100,000        $100,000

International               $1-          None          Over            Over          None         None          None        None
  Equity Portfolio          $10,000                    $100,000        $100,000

International               $10,001-     None          None            None          None         None          None        None
  Equity Select             50,000
  Portfolio

International Small         $50,001-     None          None            $10,001-      None         None          None        None
   Cap Portfolio            100,000                                    50,000

Emerging Markets            None         None          None            Over          None         None          None        None
  Portfolio                                                            $100,000

Bond Portfolio              None         None          None            None          None         None          None        None

High Yield
  Portfolio                 None         None          None            None          None         None          None        None

Global High Yield           None         None          None            $1-10,000     None         None          None        None
  Portfolio

Mortgage                    None         None          None            None          None         None          None        None
  Portfolio

Aggregate                   Over         None          Over            Over          None         None          None        None
  Holdings of all           $100,000                   $100,000        $100,000
  Lazard Portfolios

            As of December 31, 2002, none of the Directors or his immediate family members owned securities of the Investment Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the Distributor.


            Each Director who is not an employee or an affiliated person of the Investment Manager is paid an annual fee of $30,000, plus $2,500 per meeting attended for the Fund and Lazard Retirement Series, Inc., another multi-series fund advised by the Investment Manager, and is reimbursed for travel and other out-of-pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and Lazard Retirement Series, Inc. also receives an annual fee of $5,000. The aggregate amount of compensation paid to each Director for the year ended December 31, 2002, was as follows:

                                                                              TOTAL COMPENSATION FROM
                                      AGGREGATE COMPENSATION FROM                   THE FUND AND
DIRECTOR                                        THE FUND                  LAZARD RETIREMENT SERIES, INC.
--------------------------------------------------------------------------------------------------------
John J. Burke                                   $39,019                               $40,000
Kenneth S. Davidson                              39,019                                40,000
Norman Eig                                        N/A                                   N/A
Herbert W. Gullquist                              N/A                                   N/A
William Katz                                     34,138                                35,000
Lester Z. Lieberman                              43,893                                45,000
Richard Reiss, Jr.                               36,571                                37,500
John Rutledge                                    39,019                                40,000

----------

            The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager. As of April 7, 2003, the Fund's officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.


INVESTMENT MANAGER AND INVESTMENT MANAGEMENT AGREEMENTS


            Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, NY 10112-6300, has entered into investment management agreements (each, the "Management Agreement") with the Fund on behalf of the Portfolios. Pursuant to each Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

            The Investment Manager is registered as an investment adviser with the Commission. The Investment Manager provides its clients with a wide variety of investment banking and related services, including investment management. The Investment Manager and its affiliates provide investment management services to client discretionary accounts with assets as of December 31, 2002 totaling approximately $56 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.


            The Fund, the Investment Manager and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code, to invest in securities, including securities that may be purchased or held by a Portfolio. The Codes of Ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the Code's preclearance and disclosure procedures. The primary purpose of the Codes is to ensure that personal trading by employees does not disadvantage any Portfolio

            Under the terms of each Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager's members, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under each Management Agreement, the Investment Manager also pays each Portfolio's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to other clients.

            As compensation for its services, the Fund has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the relevant Portfolio:

PORTFOLIO                                                    MANAGEMENT FEE RATE
-------------------------------------                        -------------------


Equity Portfolio                                                    .75%
Mid Cap Portfolio                                                   .75
Small Cap Portfolio                                                 .75
International Equity Portfolio                                      .75
International Equity Select Portfolio                               .85
International Small Cap Portfolio                                   .75
Emerging Markets Portfolio                                         1.00
Bond Portfolio                                                      .50
High Yield Portfolio                                                .75
Global High Yield Portfolio                                         .75
Mortgage Portfolio                                                  .40

            For the fiscal year ending December 31, 2002, the Investment Manager has agreed to waive its management fees or otherwise bear the expenses of the following Portfolios to the extent the aggregate expenses of a Portfolio exceed the percentage of the value of the Portfolio's average daily net assets set forth opposite the Portfolio's name:


                                                    MAXIMUM TOTAL PORTFOLIO
                                                      OPERATING EXPENSES
PORTFOLIO                                  INSTITUTIONAL SHARES      OPEN SHARES
-------------------------------------      --------------------      -----------


Mid Cap Portfolio                                  1.05%                1.35%
International Equity Select Portfolio              1.15                 1.45
International Small Cap Portfolio                   N/A                 1.43
Emerging Markets Portfolio                          N/A                 1.60
Bond Portfolio                                      N/A                 1.10
High Yield Portfolio                                .75                 1.05
Mortgage Portfolio                                  .65                  N/A

            For the fiscal years ended December 31, 2000, 2001 and 2002, the management fees payable by each Portfolio, the amounts waived by the Investment Manager and the net fees paid to the Investment Manager were as follows:

                                          FEE PAYABLE FOR FISCAL YEAR     FEE PAYABLE FOR FISCAL YEAR    FEE PAYABLE FOR FISCAL YEAR
PORTFOLIO                                   ENDED DECEMBER 31, 2000         ENDED DECEMBER 31, 2001        ENDED DECEMBER 31, 2002
------------------------------            ---------------------------     ---------------------------    ---------------------------
Equity Portfolio                                $   2,581,415                   $   1,592,695                  $   1,115,177
Mid Cap Portfolio                                     211,418                         170,597                        265,266
Small Cap Portfolio                                 6,566,031                       5,161,413                      4,277,877
International Equity Portfolio                     25,120,125                      19,559,773                     15,769,389
International Equity Select
  Portfolio                                               N/A                           5,486                        217,005
International Small Cap
  Portfolio                                         2,208,823                       2,625,167                      3,432,752
Emerging Markets Portfolio                          3,820,972                       3,203,300                      3,512,086
Bond Portfolio                                        403,761                         290,046                        250,202
High Yield Portfolio                                  702,233                         534,295                        529,644
Global High Yield Portfolio                         2,248,959                       1,672,222                      1,155,203
Mortgage Portfolio                                          3                          57,387                        335,508

                                                  REDUCTION IN                   REDUCTION IN                   REDUCTION IN
                                                 FEE FOR FISCAL                 FEE FOR FISCAL                 FEE FOR FISCAL
PORTFOLIO                                 YEAR ENDED DECEMBER 31, 2000   YEAR ENDED DECEMBER 31, 2001   YEAR ENDED DECEMBER 31, 2002
------------------------------            ----------------------------   ----------------------------   ----------------------------
Equity Portfolio                                           --                             --                             --
Mid Cap Portfolio                                  $  136,299                     $  157,952                     $  134,845
Small Cap Portfolio                                        --                             --                             --
International Equity Portfolio                             --                             --                             --
International Equity Select
  Portfolio                                               N/A                         69,583                        136,255
International Small Cap
  Portfolio                                            18,438                         17,154                         15,757
Emerging Markets Portfolio                             17,500                         22,634                         21,670
Bond Portfolio                                         17,519                         24,254                         29,978
High Yield Portfolio                                  249,229                        237,596                        254,334
Global High Yield Portfolio                                --                             --                             --
Mortgage Portfolio                                      4,684                         76,054                             --

                                         NET FEE PAID FOR FISCAL YEAR    NET FEE PAID FOR FISCAL YEAR   NET FEE PAID FOR FISCAL YEAR
PORTFOLIO                                  ENDED DECEMBER 31, 2000          ENDED DECEMBER 31, 2001        ENDED DECEMBER 31, 2002
------------------------------           ----------------------------    ----------------------------   ----------------------------
Equity Portfolio                                $   2,581,415                  $   1,592,695                  $   1,115,177
Mid Cap Portfolio                                      75,119                         12,645                        130,421
Small Cap Portfolio                                 6,566,031                      5,161,413                      4,277,877
International Equity Portfolio                     25,120,125                     19,559,773                     15,769,389
International Equity Select
  Portfolio                                               N/A                        (64,097)                        80,750
International Small Cap
  Portfolio                                         2,190,385                      2,608,013                      3,416,995
Emerging Markets Portfolio                          3,803,472                      3,180,666                      3,490,416
Bond Portfolio                                        386,242                        265,792                        220,224
High Yield Portfolio                                  453,004                        296,699                        275,310
Global High Yield Portfolio                         2,248,959                      1,672,222                      1,155,203
Mortgage Portfolio                                     (4,681)                       (18,667)                       335,508

            Each Management Agreement provides that the relevant Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, Open Shares of each Portfolio are subject to an annual distribution and servicing fee. See "Distribution and Servicing Plan."

            As to each Portfolio, each Management Agreement is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, each Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days' notice, by the Investment Manager. Each Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act). Each Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

            In approving each of the current Management Agreements, the Directors reviewed an independent report from Lipper Inc. designed to compare contractual and actual management fees, operating expense components and total return performance of the Portfolios to relevant peer groups of mutual funds. The Directors also considered a number of other factors, including: the nature, quality and scope of the services provided by the Investment Manager; the Portfolio's total return performance compared to benchmark market indices; the investment management expertise of the Investment Manager in respect of the Portfolios' investment strategies; the investment philosophy and investment approach as applied to the Portfolios by the Investment Manager; the personnel, resources, technology utilization, business reputation, financial condition and experience of the Investment Manager; fee waivers and expense reimbursements by the Investment Manager; the Investment Manager's profit margin in providing services under the Management Agreement; the relationship between the fees paid to the Investment Manager under the Management Agreement and the Fund's Distribution and Servicing Plan; and benefits that accrue to the Investment Manager or its affiliates by virtue of their relationship with the Fund, including the benefits of brokerage relationships with affiliates of the Investment Manager and any research and similar service arrangements with brokers who execute transactions on behalf of the Portfolio. After having the opportunity to request and review such additional information as they deemed necessary, the Directors concluded that approval of the Management Agreements was in the best interests of each Portfolio and its shareholders.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT


            The Fund has entered into an administrative agreement with State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street agreed to waive the $37,500 base fee and the $7,500 additional class fee for the first six months of International Equity Select Portfolio's operations. Thereafter, the monthly base and additional class fees were increased by 1/6 per month until March 2002, when the Portfolio's net assets exceeded $25 million and the full monthly base and additional class fees became effective.


            State Street also acts as the Fund's custodian. As the Fund's custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio's assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

            Boston Financial Data Services, Inc. ("BFDS") is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, BFDS arranges for the maintenance of shareholder account records for each Portfolio, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month and is reimbursed for certain out-of-pocket expenses.

DISTRIBUTOR


            The Distributor conducts a continuous offering of each Portfolio's shares pursuant to a "best efforts" arrangement. The Distributor, accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates the Distributor to pay certain expenses in connection with the offering of Portfolio shares. After the prospectus and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor also will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors.

                        DETERMINATION OF NET ASSET VALUE

            Net asset value per share for each Class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is ordinarily closed on the following national holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.


            Market values for securities listed on the New York Stock Exchange ("NYSE"), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The NASDAQ Official Closing Price may be used instead of the last reported sales price in certain instances. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m., Eastern time). Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price; securities not traded on the valuation date are valued at the last quoted bid price.

            Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers' quotations. Mortgage-backed securities issued by certain government-related organizations are valued using pricing services or brokers' quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

            Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

            Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Portfolio is not calculated. Each Portfolio calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange once on each day on which the New York Stock Exchange is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

                             PORTFOLIO TRANSACTIONS

GENERAL


            Subject to the supervision of the Board of Directors, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In arranging for the Portfolios' securities transactions, the Investment Manager is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Investment Manager considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Investment Manager's knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Investment Manager's knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.


            In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


            To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the Commission thereunder, the Fund's Board of Directors has determined that securities transactions for a Portfolio may be executed through the Distributor if, in the judgment of the Investment Manager, the use of the Distributor is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, The Distributor charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

            The Portfolios listed below held securities of their regular brokers or dealers during the fiscal year ended December 31, 2002:

                                                                                                           Value on
Portfolio                                             Broker/Dealer                              December 31, 2002 (in $000s)
-------------------------------------                 -------------------------                  ----------------------------
Equity Portfolio                                      State Street Corporation                            $   1,385
                                                      Citigroup, Inc.                                         3,026
                                                      Merrill Lynch & Co., Inc.                               1,279

Mid Cap Portfolio                                     State Street Corporation                                1,085

Small Cap Portfolio                                   State Street Corporation                               13,791

International Equity Portfolio                        State Street Corporation                               43,225
                                                      Credit Suisse Group                                     9,507
                                                      HSBC Holdings PLC                                      59,932
                                                      UBS AG                                                 43,449

International Equity Select Portfolio                 State Street Corporation                                  575
                                                      Deutsche Bank AG                                          459
                                                      HSBC Holdings PLC                                       1,001
                                                      UBS AG                                                    977

International Small Cap Portfolio                     State Street Corporation                               12,811

Emerging Markets Portfolio                            State Street Corporation                               14,675

Bond Portfolio                                        State Street Corporation                                3,971
                                                      Citigroup, Inc.                                           565
                                                      Goldman Sachs & Co.                                       470
                                                      Merrill Lynch & Co., Inc.                                  51

High Yield Portfolio                                  State Street Corporation                                9,955

Global High Yield Portfolio                           State Street Corporation                                2,160
                                                      Citigroup, Inc.                                           644
                                                      Merrill Lynch & Co., Inc.                                 206
                                                      J.P. Morgan Chase & Co.                                 1,601

Mortgage Portfolio                                    State Street Corporation                                8,886


RESEARCH AND STATISTICAL INFORMATION

            Consistent with the requirements of best execution, brokerage commissions on a Portfolio's transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Investment Manager may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Investment Manager has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Investment Manager's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

            The Investment Manager receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations to the Fund's custodian for valuation purposes. The Investment Manager may place orders with broker-dealers (1) based upon their sale of shares of the Fund or other funds advised by the Investment Manager or its affiliates or (2) who provides services to the Fund at no fee or a reduced fee.

            Any research received in respect of a Portfolio's brokerage commission may be useful to the Portfolio, but also may be useful in the management of the account of another client of the Investment Manager. Similarly, the research received for the commissions of such other client may be useful for the Portfolio.

BROKERAGE COMMISSIONS


            In connection with its portfolio securities transactions for the fiscal years ended December 31, 2000, 2001 and 2002, each Portfolio indicated below paid brokerage commissions as follows:




YEAR ENDED DECEMBER 31, 2000

                                                             AMOUNT OF BROKERAGE    PERCENTAGE OF TOTAL      PERCENTAGE OF TOTAL
                                        TOTAL BROKERAGE      COMMISSIONS PAID TO   BROKERAGE COMMISSIONS   BROKERAGE TRANSACTIONS
PORTFOLIO                               COMMISSIONS PAID            LAZARD             PAID TO LAZARD      EFFECTED THROUGH LAZARD
------------------------------          ----------------     -------------------   ---------------------   -----------------------
Equity Portfolio                          $    529,444            $  18,910                 3.57%                   5.39%
Mid Cap Portfolio                              182,719                6,495                 3.55                    3.07
Small Cap Portfolio                          2,764,171                   -0-               -0-                     -0-
International Equity Portfolio               6,512,075                   -0-               -0-                     -0-
International Small Cap
  Portfolio                                    737,324                   -0-               -0-                     -0-
Emerging Markets Portfolio                   1,388,540                  275                 0.02                    0.15

YEAR ENDED DECEMBER 31, 2001


                                                             AMOUNT OF BROKERAGE    PERCENTAGE OF TOTAL      PERCENTAGE OF TOTAL
                                        TOTAL BROKERAGE      COMMISSIONS PAID TO   BROKERAGE COMMISSIONS   BROKERAGE TRANSACTIONS
PORTFOLIO                               COMMISSIONS PAID            LAZARD             PAID TO LAZARD      EFFECTED THROUGH LAZARD
------------------------------          ----------------     -------------------   ---------------------   -----------------------
Equity Portfolio                         $    561,492                 -0-                   -0-                     -0-
Mid Cap Portfolio                             118,862           $  1,675                     1.41%                   1.80%
Small Cap Portfolio                         1,918,105                 -0-                   -0-                     -0-
International Equity Portfolio              6,475,153                 -0-                   -0-                     -0-
International Equity Select
  Portfolio                                     5,010                 -0-                   -0-                     -0-
International Small Cap
  Portfolio                                   307,011                 -0-                   -0-                     -0-
Emerging Markets Portfolio                    776,026                 -0-                   -0-                     -0-

YEAR ENDED DECEMBER 31, 2002

                                                             AMOUNT OF BROKERAGE    PERCENTAGE OF TOTAL      PERCENTAGE OF TOTAL
                                        TOTAL BROKERAGE      COMMISSIONS PAID TO   BROKERAGE COMMISSIONS   BROKERAGE TRANSACTIONS
PORTFOLIO                               COMMISSIONS PAID            LAZARD             PAID TO LAZARD      EFFECTED THROUGH LAZARD
------------------------------          ----------------     -------------------   ---------------------   -----------------------
Equity Portfolio                         $    379,625                $-                     -                       -
Mid Cap Portfolio                             143,399                 -                     -                       -
Small Cap Portfolio                         2,419,432                 -                     -                       -
International Equity Portfolio              4,495,732                 -                     -                       -
International Equity Select
  Portfolio                                    19,094                 -                     -                       -
International Small Cap
  Portfolio                                   592,027                 -                     -                       -
Emerging Markets Portfolio                    648,279                 -                     -                       -
Global High Yield Portfolio                       390                 -                     -                       -

            The aggregate amount of transactions during the fiscal year ended December 31, 2002 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

PORTFOLIO                                     TRANSACTION AMOUNT                    COMMISSIONS AND CONCESSIONS
-------------------------------------      ------------------------               -------------------------------
Equity Portfolio                                234,875,955                           379,625

Mid Cap Portfolio                                81,439,045                           143,399

Small Cap Portfolio                           1,042,770,645                         2,419,432

International Equity Portfolio                2,434,749,693                         4,495,732

International Equity Select Portfolio            20,580,621                            19,094

International Small Cap Portfolio               349,618,592                           592,027

Emerging Markets Portfolio                      205,189,267                           648,279

Global High Yield Portfolio                         222,293                               390


                        HOW TO BUY AND HOW TO SELL SHARES

            GENERAL. The minimum initial investment for each Portfolio is $10,000 for Open Shares (except for Mortgage Portfolio, which only offers Institutional Shares), unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000, and $1,000,000 for Institutional Shares. The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Fund or the Distributor and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan. The Fund reserves the right to change or waive the minimum initial, and subsequent, investment requirements at any time.

            Securities dealers and other institutions effecting transactions in Portfolio shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The Fund and the Distributor reserve the right to reject any purchase order. All funds will be invested in full and fractional shares. Stock certificates will not be issued.


            Shares of each Portfolio may be purchased in exchange for securities which are permissible investments of that Portfolio, subject to the Investment Manager's determination that the securities are acceptable. Securities accepted in exchange for Portfolio shares will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange for Portfolio shares are required to be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable (and not established only by valuation procedures), as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, The NASDAQ Stock Market, a recognized non-U.S. exchange or non-NASDAQ listing with at least two market makers.

            PURCHASES THROUGH THE TRANSFER AGENT. Orders for Portfolio shares will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value.

            By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

            PURCHASES THROUGH A LAZARD BROKERAGE ACCOUNT. Shares of all of the Portfolios are sold by Lazard only to customers of Lazard without a sales charge, on a continuous basis at the net asset value of the Portfolio next determined after receipt of a purchase order by Lazard. Payments must be made to Lazard by the settlement date. Because Lazard does not forward investors' funds until the business day on which the order is settled, it may benefit from temporary use of these funds. Please contact your Lazard account representative for specific instructions on how to purchase Portfolio shares through your Lazard brokerage account.

            SERVICE AGENTS. The Fund has authorized one or more brokers and other financial intermediaries ("Service Agents") to accept on its behalf purchase and redemption orders. Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when a Service Agent or, if applicable, a Service Agent's authorized designee, accepts the order. Customer orders will be priced at the respective Portfolio's net asset value next computed after such orders are accepted by a Service Agent or its authorized designee. Service Agents may charge their clients fees which would not apply to shares purchased through Lazard.

            REDEMPTION FEE. Each Portfolio will impose a redemption fee equal to 1.00% of the net asset value of shares acquired by purchase or exchange on or after April 22, 2002 and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the 30-day holding period, the Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. In addition, no redemption fee will be charged on the redemption or exchange of shares purchased through certain omnibus account and other service arrangements established by Service Agents and approved by the Distributor. The redemption fee may be waived, modified or terminated at any time, or from time to time.


            REDEMPTION COMMITMENT. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. In the case of requests for redemption in excess of such amount, the Fund's Board of Directors reserves the right to make payments, in whole or in part in portfolio securities or other assets of the Portfolio in cases of emergency or at any time that the Investment Manager believes a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

            SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended, or the date of payment postponed: (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the Commission by order may permit to protect the Portfolio's shareholders.

                         DISTRIBUTION AND SERVICING PLAN
                               (OPEN SHARES ONLY)


            Open Shares are subject to a Distribution and Servicing Plan adopted by the Fund's Board of Directors pursuant to Rule 12b-1 (the "Rule") adopted by the Commission under the 1940 Act which provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Pursuant to the Distribution and Servicing Plan, the Fund pays the Distributor for advertising, marketing and distributing each Portfolio's Open Shares, and for the provision of certain services to the holders of Open Shares, a fee at the annual rate of .25% of the average daily net assets of the Portfolio's Open Shares. The Distributor may make payments to Service Agents for providing these services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in Conduct Rules of the National Association of Securities Dealers, Inc. The Distributor may make payments to third parties in respect of these services. From time to time, the Distributor may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable under the Distribution and Servicing Plan are payable without regard to actual expenses incurred. The Fund's Board of Directors believes there is a reasonable likelihood that the Distribution and Servicing Plan will benefit each Portfolio and holders of Open Shares.


            A quarterly report of the amounts expended under the Distribution and Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. The Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares of a Portfolio may bear without such shareholders' approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board of Directors and by the Independent Directors of the Fund and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Independent Directors and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, or by vote of the holders of a majority of such Portfolio's Open Shares.

            For the fiscal year ended December 31, 2002, the Portfolios paid the Distributor the amounts set forth below with respect to their Open Shares under the Distribution and Servicing Plan:

                                                      AMOUNT PAID TO LAZARD
                                                UNDER DISTRIBUTION AND SERVICING
                                                      PLAN FOR FISCAL YEAR
      PORTFOLIO                                      ENDED DECEMBER 31, 2002
      -------------------------------------     --------------------------------
      Equity Portfolio                                       $   74,139
      Mid Cap Portfolio                                          21,414
      Small Cap Portfolio                                       159,836
      International Equity Portfolio                            257,809
      International Equity Select Portfolio                       5,713
      International Small Cap Portfolio                           9,108
      Emerging Markets Portfolio                                 22,305
      Bond Portfolio                                             22,010
      High Yield Portfolio                                        4,714
      Global High Yield Portfolio                                16,515
      Mortgage Portfolio                                            N/A


                           DIVIDENDS AND DISTRIBUTIONS


            The Fund intends to declare as a dividend on the outstanding shares of each of Bond, High Yield, Global High Yield and Mortgage Portfolios, substantially all of the Portfolio's net investment income at the close of each business day to shareholders of record as of the close of regular trading on the NYSE. Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of Bond, High Yield, Global High Yield and Mortgage Portfolios ordinarily will be paid on the last business day of each month. Shareholders who redeem all their shares of any of these Portfolios prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid through the date of their redemption. Shareholders of any of these Portfolios who redeem only a portion of their shares will receive all dividends declared but unpaid on those shares on the next dividend payment date.


            Dividends from net investment income on Equity, Mid Cap, Small Cap, International Equity, International Equity Select, International Small Cap and Emerging Markets Portfolios generally will be declared and paid at least annually, and may be declared and paid more frequently.


            Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares because of the higher expenses borne by Open Shares.


            Investment income for a Portfolio includes, among other things, interest income, accretion of market and original issue discount and amortization of premium and, in the case of Equity, Mid Cap, Small Cap, International Equity, International Equity Select, International Small Cap and Emerging Markets Portfolios, would include dividends.


            With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually, and may be declared and paid more frequently. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder's distribution option automatically will be converted to all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                    TAXATION


            Management believes that each Portfolio has qualified for the most recent fiscal year as a "regulated investment company" under Subchapter M of the Code. It is intended that each such Portfolio will continue to so qualify as a regulated investment company, if such qualification is in the best interests of its shareholders. Each Portfolio will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Portfolio separately, rather than to the Fund as a whole. As a regulated investment company, a Portfolio will pay no federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Portfolio must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If the Portfolio did not qualify as a regulated investment company, it would be treated, for tax purposes, as an ordinary corporation subject to federal income tax. The term "regulated investment company" does not imply the supervision of management of investment practices or policies by any government agency.


            Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the investor's cost of those shares. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of a Portfolio for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

            Corporate shareholders of Equity, Mid Cap and Small Cap Portfolios will be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the Portfolio, to the extent that the Portfolio's income is derived from certain dividends received from domestic corporations. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Portfolio for 46 days or more during the 90-day period commencing 45 days before the shares become ex-dividend. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Portfolio is financed with indebtedness. It is anticipated that distributions from the Portfolios, except Equity, Mid Cap and Small Cap Portfolios will not qualify for the dividends-received distribution. Each year the Fund will notify shareholders of the federal income tax status of distributions.

            Bond and High Yield Portfolios may invest in REMICs. Interests in REMICs are classified as either "regular" interests or "residual" interests. Under the Code, special rules apply with respect to the treatment of a portion of the Portfolio's income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income.") Excess Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the Portfolios shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, shareholders of Bond and High Yield Portfolios generally will not be able to use net operating losses to offset such Excess Inclusion Income. In addition, if a shareholder of one of the Portfolios is an entity subject to the unrelated business income tax (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan, or another tax-exempt entity) and is allocated any amount of Excess Inclusion Income, such a shareholder may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. The Investment Manager anticipates that only a small portion, if any, of the assets of Bond and High Yield Portfolios will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the Portfolios and allocated to their shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax adviser regarding the treatment of their income derived from the Portfolios.

            Except as discussed above with respect to Excess Inclusion Income, a dividend or capital gains distribution with respect to shares held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the income earned by the qualified plan.

            Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

            Gain or loss, if any, realized by a Portfolio from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such Section 1256 contract as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to such Portfolio.

            Offsetting positions held by a Portfolio involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Portfolio may constitute "mixed straddles." The Portfolio may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

            If a Portfolio either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Portfolio generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Portfolio enters into the financial position or acquires the property, respectively.

            If a Portfolio enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Portfolio during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

            Investment by a Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

            Certain Portfolios may invest in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Portfolios. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Portfolio's taxable year may be treated as ordinary income.

            Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance, since the amount of each Portfolio's assets to be invested in various countries is not known.

            If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Portfolio may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Portfolio. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Portfolio; (ii) treat their income from the Portfolio as being from foreign sources to the extent that the Portfolio's income is from foreign sources; and
(iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.


            It is anticipated that each of International Equity, International Equity Select, International Small Cap and Emerging Markets Portfolios, will be operated so as to meet the requirements of the Code to "pass through" to shareholders of the Portfolio credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of each taxable year of the Portfolio whether the foreign taxes paid by the Portfolio will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid, and (ii) the Portfolio's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.


            The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities or to discuss state and local tax matters affecting the Portfolios.

                             PERFORMANCE INFORMATION

            Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


            The average annual total return of Institutional Shares and Open Shares for the indicated Portfolios and periods ended December 31, 2002 was as follows:

                                                             AVERAGE ANNUAL TOTAL RETURNS
        INSTITUTIONAL SHARES                             FOR PERIODS ENDED DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                             1-YEAR                  5-YEARS                 10-YEARS             SINCE INCEPTION
---------                             ------                  -------                 --------             ---------------
Equity Portfolio                      (16.84)%                (1.41)%                   9.05%                     9.30%
Mid Cap Portfolio                     (14.47)                  5.04                      N/A                      5.43%(1)
Small Cap Portfolio                   (17.97)                 (0.04)                    9.84                     11.38
International Equity                  (10.44)                 (2.82)                    5.24                      4.33
  Portfolio

International Equity Select           (14.12)                   N/A                      N/A                    (14.03)(2)
  Portfolio
International Small Cap                (3.08)                  3.20                      N/A                      4.05(3)
  Portfolio
Emerging Markets Portfolio             (0.37)                 (4.12)                     N/A                     (2.06)(4)
Bond Portfolio                          7.44                   5.55                     6.01                      6.26(5)
High Yield Portfolio                  (11.14)                   N/A                      N/A                     (4.02)(6)
Global High Yield Portfolio            (2.00)                  1.74                     5.29                      5.42(7)
Mortgage Portfolio                      8.38                    N/A                      N/A                      7.89(6)

----------
Inception dates:
(1)   November 4, 1997.
(2)   May 31, 2001.
(3)   December 1, 1993.
(4)   July 15, 1994.
(5)   November 12, 1991.
(6)   January 2, 1998.
(7)   October 1, 1991.
(8)   December 29, 2000.

                                                          AVERAGE ANNUAL TOTAL RETURNS
                 OPEN SHARES                           FOR PERIODS ENDED DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------
PORTFOLIO                               1-YEAR                   5-YEARS                   SINCE INCEPTION
---------                               ------                   -------                   ---------------
Equity Portfolio                        (17.08)%                  (1.70)%                      1.49%(1)
Mid Cap Portfolio                       (14.75)                    4.70                        5.09(2)
Small Cap Portfolio                     (17.82)                   (0.23)                       3.72(3)
International Equity                    (10.57)                   (3.08)                      (0.42)(4)
  Portfolio
International Equity Select             (14.37)                     N/A                      (14.18)(5)
  Portfolio
International Small Cap                  (3.55)                    2.74                        1.75(6)
  Portfolio
Emerging Markets Portfolio               (0.65)                   (4.34)                      (5.67)(7)
Bond Portfolio                            7.15                     5.26                        5.76(8)
High Yield Portfolio                    (11.27)                     N/A                       (5.37)(9)
Global High Yield Portfolio              (2.48)                    1.28                        1.71(10)

Inception dates:
(1)   February 5, 1997.                        (6)   February 13, 1997.
(2)   November 4, 1997.                        (7)   January 8, 1997
(3)   January 30, 1997.                        (8)   March 5, 1997.
(4)   January 23, 1997.                        (9)   February 24, 1998.
(5)   May 31, 2001.                            (10)  January 23, 1997.


            Total return is calculated by subtracting the amount of the relevant Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


            Total return (not annualized) of Institutional Shares and Open Shares for the indicated Portfolios from inception through December 31, 2002 was as follows:

                                                        TOTAL RETURN THROUGH DECEMBER 31, 2002
-------------------------------------------- ----------------------------------------------------------
PORTFOLIO                                        INSTITUTIONAL SHARES                       OPEN SHARES
---------                                        --------------------                       -----------
Equity Portfolio                                       300.13%(1)                              9.10%(12)
Mid Cap Portfolio                                       31.38(2)                              29.20(2)
Small Cap Portfolio                                    233.22(3)                              24.15(13)
International Equity Portfolio                          60.54(4)                              (2.45)(14)
International Equity Select Portfolio                  (21.36)(5)                            (21.57)(5)
International Small Cap Portfolio                       43.47(6)                              10.77(15)
Emerging Markets Portfolio                              16.16(7)                             (29.48)(16)
Bond Portfolio                                          96.97(8)                              38.57(17)
High Yield Portfolio                                   (18.54)(9)                            (23.48)(18)
Global High Yield Portfolio                             81.17(10)                             10.57(19)
Mortgage Portfolio                                      16.48(11)                               N/A

----------
Inception dates:
(1)   June 1, 1987.
(2)   November 4, 1997.                             (11)  December 29, 2000.
(3)   October 30, 1991.                             (12)  February 5, 1997.
(4)   October 29, 1991.                             (13)  January 30, 1997.
(5)   May 31, 2001.                                 (14)  January 23, 1997.
(6)   December 1, 1993.                             (15)  February 13, 1997.
(7)   July 15, 1994.                                (16)  January 8, 1997
(8)   November 12, 1991.                            (17)  March 5, 1997.
(9)   January 2, 1998.                              (18)  February 24, 1998.
(10)  October 1, 1991.                              (19)  January 23, 1997.

            Current yield is computed pursuant to a formula which operates as follows: The amount of the relevant Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with the regulatory requirements) by the Portfolio during the period. That result is then divided by the product of:
(a) the average daily number of the Portfolio's shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

            The yield for the 30-day period ended December 31, 2002 for Institutional Shares and Open Shares of each Portfolio indicated below was as follows:

                                                       30-DAY YIELD

         PORTFOLIO                    INSTITUTIONAL SHARES           OPEN SHARES
---------------------------           --------------------           -----------


Bond Portfolio                                2.73%                      2.70%
High Yield Portfolio                          9.95                       9.68
Global High Yield Portfolio                   3.90                       3.20
Mortgage Portfolio                            2.78                        N/A


            A Portfolio's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses. Yield and total return information is useful in reviewing a Portfolio's performance and such information may provide a basis for comparison with other investments but such information may not provide a basis for comparison with certificates of deposit, which pay a fixed rate of return, or money market funds, which seek a stable net asset value. Investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            Performance of each Class will be calculated separately and will take into account any applicable distribution and service fees. As a result, at any given time, the performance of Open Shares should be expect to be lower than that of Institutional Shares.


            Calculations of the Portfolios' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. Comparative performance information may be used from time to time in advertising or marketing a Portfolio's shares, including data from Lipper Analytical Services, Inc., Money Magazine, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications and indices. From time to time, advertising materials for a Portfolio may refer to or discuss then-current or past economic or financial conditions, developments and/or events. From time to time, advertising materials for a Portfolio also may refer to Morningstar or Lipper ratings and related analyses supporting a rating, and may refer to, or include, biographical information relating to and commentary by the Portfolio's portfolio managers relating to their investment strategy, asset growth of the Portfolio, current or past business, political, economic or financial conditions and other matters of general interest to shareholders.


                    INFORMATION ABOUT THE FUND AND PORTFOLIOS


            As of April 7, 2003, the following shareholders owned beneficially or of record 5% or more of the indicated Portfolio's outstanding shares:

                                                                    PERCENTAGE OF TOTAL
NAME AND ADDRESS                                             INSTITUTIONAL SHARES OUTSTANDING
----------------                                             --------------------------------
EQUITY PORTFOLIO
Smith Barney Inc.                                                           23%
388 Greenwich Street
New York, NY  10013

Lazard Freres & Co. LLC                                                     11%
Lazard Freres & Co. LLC Employees
Savings Plan Equity Fund
30 Rockefeller Plaza
New York, NY  10112

Lazard Freres & Co. LLC                                                     6%
Lazard Freres & Co. LLC Employees
Employee Pension Trust
30 Rockefeller Plaza
New York, NY  10112


MID CAP PORTFOLIO


Lazard Freres & Co. LLC                                                     30%
Sprinkler Industry
30 Rockefeller Plaza
New York, NY  10112

Lazard Freres & Co. LLC                                                     12%
Lazard Freres & Co. LLC Employees
30 Rockefeller Plaza
New York, NY  10112





Lazard Freres & Co. LLC                                                     10%
FBO Customers
30 Rockefeller Plaza
New York, NY  10112

Lazard Freres & Co. LLC                                                     9%
Bireleys Orange Japan Mid Cap Fund
30 Rockefeller Plaza
New York, NY  10112

Merrill Lynch for the Sole                                                  6%
Benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL  32246

MAC & Co.                                                                   5%
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA  15230


SMALL CAP PORTFOLIO


Northern Trust Trustees                                                     14%
FBO ITT Industries
Master Retirement Trust
P.O. Box 92956
Chicago, IL  60675

Ohio Public Employees Deferred Compensation State Board                     10%
172 East State Street Suite 600
Columbus, OH  43213

Lazard Freres & Co. LLC                                                     9%
National Automatic Sprinkler
8000 Corporate Drive
Landover, MD  20785

Boston & Co. Nominee                                                        6%
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15320


INTERNATIONAL EQUITY PORTFOLIO


Lazard Freres & Co. LLC                                                     12%
Mercantile Safe Deposit & Trust Co.
Bakery & Confectionery
30 Rockefeller Plaza
New York, NY  10112

INTERNATIONAL EQUITY SELECT PORTFOLIO

Middlebury College                                                          63%
Attn: Derek Hammel
Service Building
Middlebury, VT  05753

INTERNATIONAL SMALL CAP PORTFOLIO

Lazard Asset Management LLC as Agent for                                    15%
Oregon Investment Council
30 Rockefeller Plaza
New York, NY  10112

State Street Bank, Trustee                                                  12%
Mississippi Public Employees Retirement System
1 Enterprise Drive
Quincy, MA  02171

Northern Trust Company Custodian FBO                                        6%
Public School Teachers Pension Fund of Chicago
P.O. Box 92956
Chicago, IL  60675

Lazard Freres & Co. LLC                                                     5%
United Air Lines, Inc. Pension & Welfare Plans
Administration Committee
P.O. Box 66100
Chicago, IL  60666

EMERGING MARKETS PORTFOLIO


Lazard Asset Management LLC as Agent                                        15%
Oregon Investment Council
30 Rockefeller Plaza
New York, NY  10112

Northern Trust Company Custodian FBO                                        11%
Public School Teachers Pension Fund of Chicago
P.O. Box 92956
Chicago, IL  60675

Wilmington Trust Company, Custodian                                         7%
FBO PricewaterhouseCoopers LLP
Employees and Partners Savings
P.O. Box 8971
Wilmington, DE 19899

Lockheed Martin Corporation                                                 5%
Master Retirement Trust
Lockheed Martin Investment Management Co.
6750 Rockledge Drive, Suite 550
Bethesda, MD  20817

BOND PORTFOLIO





Lazard Freres & Co. LLC                                                     14%
Employees Pension Trust
30 Rockefeller Plaza
New York, NY  10112

Lazard Freres & Co. LLC                                                     10%
Elaine Louise and David Weill
30 Rockefeller Plaza
New York, NY  10112

Lazard Freres & Co. LLC                                                     5%
Local 868 Welfare Fund
22 North Tyson Avenue
Floral Park, NY  11001


HIGH YIELD PORTFOLIO


MAC & Co                                                                    66%
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15320

Lazard Freres & Co. LLC                                                     7%
Employee Security Fund of the
Electrical Products Industry Pension Plan
30 Rockefeller Plaza
New York, NY  10112

GLOBAL HIGH YIELD PORTFOLIO

Wells Fargo Bank Minnesota NA                                               71%
TTEE FBO Navistar
P.O. Box 1533
Minneapolis, MN  55480




MORTGAGE PORTFOLIO


Suntrust Bank                                                               63%
FBO Transit Employees Retirement Plan
P.O. Box 105870
Center 3144
Atlanta, GA  30348

MAC & Co.                                                                   18%
Philadelphia Ironworkers
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15230





Merrill Lynch for the Sole                                                  7%
Benefits of its Customers
4800 Deer Lake Drive East
Jacksonville, FL  32246



                                                                    PERCENTAGE OF TOTAL
NAME AND ADDRESS                                                  OPEN SHARES OUTSTANDING
----------------                                                  -----------------------
EQUITY PORTFOLIO

Connecticut General Life Insurance Co.                                      66%
One Commercial Plaza
280 Trumbull Street
P.O. Box 2975
Hartford, CT  06104

Smith Barney 401K Advisor                                                   10%
Smith Barney Corporate Trust Co.
2 Tower Center
P.O. Box 1063
East Brunswick, NJ  08816

MID CAP PORTFOLIO

Connecticut General Life Insurance Co.                                      59%
One Commercial Plaza
280 Trumbull Street
P.O. Box 2975
Hartford, CT  06104

First Tennessee Bank NA                                                     15%
165 Madison Avenue
Memphis, TN 38103

Nationwide Trust Company                                                    14%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43219


SMALL CAP PORTFOLIO


Connecticut General Life Insurance Co.
One Commercial Plaza                                                        38%
280 Trumbull Street
P.O. Box 2975
Hartford, CT  06104

Nationwide Life Insurance                                                   19%
c/o IPO Portfolio Account
P.O. Box 182029
Columbus, OH  43218


INTERNATIONAL EQUITY PORTFOLIO


Connecticut General Life Insurance Co.
280 Trumbull Street                                                         34%
P.O. Box 2975
Hartford, CT  06104

Merrill Lynch for the Sole
Benefit of its Customers                                                    12%
4800 Deer Lake Drive East
Jacksonville, FL  32246

Charles Schwab & Co. Inc.
Special Custody Account                                                     7%
for the Benefit of its Customers
101 Montgomery Street
San Francisco, CA  94104

INTERNATIONAL EQUITY SELECT PORTFOLIO

Kinco & Co.                                                                 24%
c/o HSBC Bank USA
P.O. Box 1329
Buffalo, NY  14240

Lazard Freres & Co. LLC                                                     12%
Mary M. Gilbreth
30 Rockefeller Plaza
New York, NY  10112

Atwell & Co.                                                                6%
P.O. Box 456
Wall Street Station
New York, NY  10005

Lazard Freres & Co. LLC                                                     5%
James T. Lee Foundation
30 Rockefeller Plaza
New York, NY  10112


INTERNATIONAL SMALL CAP PORTFOLIO


Pershing LLC                                                                64%
P.O. Box 2052
Jersey City, NJ  07303





Wheeler & Co.                                                               12%
P.O. Box 534005
Pittsburgh, PA  15253


EMERGING MARKETS PORTFOLIO


Merrill Lynch for the Sole                                                  37%
Benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL  32246

Charles Schwab & Co., Inc.                                                  19%
Special Custody Account
for the Benefit of Customers
101 Montgomery Street
San Francisco, CA  94104

Lazard Freres & Co. LLC                                                     7%
Cambridge International LLC
7109 Thorntree Hill Drive
Fayetteville, NY  13066

Bear Stearns Securities Corp.                                               6%
1 Metrotech Center North
Brooklyn, NY  11201

BOND PORTFOLIO





Lazard Freres & Co. LLC
Carol Ann Merritt                                                           12%
29 Goodwood Road
Sag Harbor, NY  11963

Lazard Freres & Co. LLC
Robert Yaspan                                                               12%
Delaware Charter Trustee
290 Hewlett Neck Road
Woodmere, NY  11598

Lazard Freres & Co. LLC
Campo Vacamas Inc.                                                          8%
256 Macopin Drive
West Milford, NJ  07480

Lazard Freres & Co. LLC                                                     5%
Fraser Lewis, M.D.
Delaware Charter Trustee
3 East Shore Drive
Princeton, NJ  08540


HIGH YIELD PORTFOLIO


Lazard Freres & Co. LLC                                                     34%
Don S. Hewitt
30 Rockefeller Plaza
New York, NY  10112

State Street Bank                                                           15%
Custodian for the IRA
of Richard J. Urowsky
c/o Sullivan & Cromwell
125 Broad Street
New York, NY  10004

Lazard Freres & Co. LLC                                                     7%
Merle L. Taylor
30 Rockefeller Plaza
New York, NY  10112

Lazard Freres & Co. LLC                                                     7%
Ruth C. Taylor
30 Rockefeller Plaza
New York, NY  10112

Merrill Lynch for the Sole                                                  7%
Benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL  32246


Lazard Freres & Co. LLC                                                     5%
Frances J. Brooks
30 Rockefeller Plaza
New York, NY  10112


GLOBAL HIGH YIELD PORTFOLIO

National City Bank FBO
North Ottawa Community Hospital                                             18%
P.O. Box 94984
Cleveland, OH  44101

Wilmington Trust Co.
For Christian M. Andrea-Lam                                                 9%
P.O. Box 8882
Wilmington, DE  19899

Lazard Freres & Co. LLC
Carol Ann Merritt                                                           8%
29 Goodwood Road
Sag Harbor, NY  11963

Lazard Freres & Co. LLC
O C F Foundation, Inc.                                                      7%
1067 5th Avenue
New York, NY  10128

Lazard Freres & Co. LLC
Patricia N. McEntee                                                         5%
91 Kensett Road
Manhasset, NY  11030


            A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

            Certain of the shareholders are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients' accounts, including shares of the Portfolios. For purposes of the list above, the Fund considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.

            Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in this Statement of Additional Information, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

            Shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Fund. Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund's Board of Directors. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based upon the relative net assets of the applicable Class.

            Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.


            The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

            To date, the Board of Directors has authorized the creation of eleven Portfolios of shares. All consideration received by the Fund for shares of one of the Portfolios, and all assets in which such consideration is invested, will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio would be treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new series without shareholder approval.


            Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. The Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the rule.


            Each Portfolio will send annual and semi-annual financial statements to its shareholders.

                        COUNSEL AND INDEPENDENT AUDITORS

            Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, NY 10038-4982.

            Anchin, Block & Anchin LLP, 1375 Broadway, New York, NY 10018, are the independent auditors for the Fund.

                             ADDITIONAL INFORMATION

            The Fund's Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or this Statement of Additional Information as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

            A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in the Fund. In addition to the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. For information on the special monthly summary of accounts, contact the Fund.

                                    APPENDIX

                                Rating Categories
           Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

A-1

A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa.' The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                             THE LAZARD FUNDS, INC.
                            PART C. OTHER INFORMATION


Item 23.  Exhibits

          (a)(1)      Articles of Incorporation(1)
          (a)(2)      Articles of Amendment
          (a)(3)      Articles of Amendment
          (a)(4)      Articles of Amendment
          (a)(5)      Articles Supplementary(1)
          (a)(6)      Articles Supplementary
          (a)(7)      Articles Supplementary
          (a)(8)      Articles Supplementary
          (a)(9)      Articles Supplementary
          (a)(10)     Articles Supplementary(2)
          (a)(11)     Articles Supplementary(3)
          (b)         By-Laws(1)
          (d)(1)      Investment Management Agreement
          (d)(2)      Investment Management Agreement
          (e)         Distribution Agreement, as revised(4)
          (g)         Revised Custodian Contract
          (h)(1)      Revised Transfer Agency and Service Agreement
          (h)(2)      Amendment to Revised Transfer Agency and Service Agreement
          (h)(3)      Administration Agreement(5)
          (i)         Opinion and Consent of Counsel(6)
          (j)         Consent of Independent Auditors
          (m)(1)      Distribution and Servicing Plan, as revised
          (m)(2)      Form of Servicing Agreement(7)
          (n)         N/A
          (o)         Rule 18f-3 Plan, as revised(3)

          (p)         Code of Ethics(8)
                      Other Exhibits:
                      Power of Attorney of Board Members dated April 9, 2003


----------
(1)    Previously filed and filed herewith.

(2) Incorporated by reference from Registrant's Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission (the "SEC") on December 29, 2000.

(3) Incorporated by reference from Registrant's Post-Effective Amendment No. 25 filed with the SEC on April 30, 2001.

(4) Incorporated by reference from Registrant's Post-Effective Amendment No. 10 filed with the SEC on August 15, 1996.

(5) Incorporated by reference from Registrant's Post-Effective Amendment No. 8 filed with the SEC on October 13, 1995.

(6) Incorporated by reference from Registrant's Post-Effective Amendment No. 9 filed with the SEC on December 27, 1995.

(7) Incorporated by reference from Registrant's Post-Effective Amendment No. 26 filed with the SEC on April 30, 2002.

(8) Incorporated by reference from Registrant's Post-Effective Amendment No. 20 filed with the SEC on August 15, 2000.

Item 24.     Persons Controlled by or under Common Control with Registrant.

             None.

Item 25.     Indemnification.

         Reference is made to Article EIGHTH of Registrant's Articles of Incorporation filed as Exhibit (a) and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of Registrant's By-Laws filed as Exhibit (b) and by the following undertaking set forth in the rules promulgated by the SEC:

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In such event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

         Reference also is made to the Investment Management Agreements and the Distribution Agreement filed as Exhibits (d) and (e), respectively.

Item 26.     Business and Other Connections of Investment Advisers.

         The description of the Investment Manager under the Captions "Fund Management" in the Prospectus and "Management" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement is incorporated by reference herein. Registrant is fulfilling the requirement of this Item 26 to provide a list of the officers and directors of Lazard Asset Management LLC, Registrant's investment adviser ("LAM LLC"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by LAM LLC or those of its officers and members during the past two years by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940, as amended, by LAM LLC (SEC File No. 801-61701).

Item 27.     Principal Underwriters.


(a) Lazard Freres & Co. LLC currently serves as distributor of Lazard Retirement Series, Inc.

(b) Registrant is fulfilling the requirement of this Item 27 by incorporating by reference the information contained in the Form BD filed pursuant to the Securities Exchange Act of 1934, as amended by Lazard (SEC File No. 8-2595).

(c)      Not applicable.

Item 28.     Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained primarily at the offices of Registrant's custodian, State Street Bank and Trust Company. All other records so required to be maintained are maintained at the offices of LAM LLC, 30 Rockefeller Plaza, New York, New York 10112.

Item 29.     Management Services.

             Not applicable.

Item 30.     Undertakings.

             None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement under Rule 485(a) of the Securities Act of 1933 and has duly caused this Amendment No. 28 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of April, 2003.


                                         THE LAZARD FUNDS INC.
                                              (Registrant)

                                         By: /s/ Norman Eig
                                             -----------------------------------
                                             Norman Eig, Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 28 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Herbert W. Gullquist
------------------------        President and Director           April 28, 2003
Herbert W. Gullquist

/s/ Stephen St. Clair
------------------------        Treasurer and Chief Financial    April 28, 2003
Stephen St. Clair               Officer

/s/ Norman Eig
------------------------        Chairman, Director and Chief     April 28, 2003
Norman Eig                      Executive Officer

/s/ John J. Burke*
------------------------        Director                         April 28, 2003
John J. Burke

/s/ Lester Z. Lieberman*
------------------------        Director                         April 28, 2003
Lester Z. Lieberman

/s/ Richard Reiss, Jr.*
------------------------        Director                         April 28, 2003
Richard Reiss, Jr.

/s/ John Rutledge*
------------------------        Director                         April 28, 2003
John Rutledge

/s/ Kenneth S. Davidson*
------------------------        Director                         April 28, 2003
Kenneth S. Davidson

/s/ William Katz*
------------------------        Director                         April 28, 2003
William Katz

*By: /s/ Nathan A. Paul
     -------------------------
 Nathan A. Paul, Attorney-in-fact

                                INDEX TO EXHIBITS


Exhibit Number
--------------

(a)(1)      Articles of Incorporation

(a)(2)      Articles of Amendment

(a)(3)      Articles of Amendment

(a)(4)      Articles of Amendment

(a)(5)      Articles Supplementary

(a)(6)      Articles Supplementary

(a)(7)      Articles Supplementary

(a)(8)      Articles Supplementary

(a)(9)      Articles Supplementary

(b)         By-laws

(d)(1)      Investment Management Agreement

(d)(2)      Investment Management Agreement

(g)         Revised Custodian Contract

(h)(1)      Revised Transfer Agent and Services Agreement

(h)(2)      Amendment to Revised Transfer Agent and Services Agreement

(j)         Consent of Independent Auditors


(m)(1)      Distribution and Servicing Plan, as revised


Other Exhibits
--------------

Power of Attorney dated April 9, 2003